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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

TrueCar, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

120 Broadway, Suite 200
Santa Monica, California 90401

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS
To Be Held At 9:30 a.m. On Thursday, May 21, 2015

Dear TrueCar Stockholders:

        We are pleased to invite you to attend our 2015 Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 21, 2015 at 9:30 a.m. Pacific Time at the offices of Bryan Cave LLP at 120 Broadway, Suite 300, Santa Monica, California 90401. At the Annual Meeting, we will ask you to consider the following proposals as more fully described in the accompanying proxy statement:

  •
  To elect three Class I directors to serve until the 2018 annual meeting of stockholders or until their successors are duly elected and qualified;

  •
  To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015; and

  •
  To transact such other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

        Our board of directors has fixed the close of business on March 26, 2015 as the record date for the Annual Meeting. Only stockholders of record as of March 26, 2015 are entitled to notice of and to vote at the Annual Meeting or any postponements or adjournments thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

        All stockholders are cordially invited to attend the Annual Meeting in person or via live webcast. The Annual Meeting will be a virtual meeting of stockholders, in addition to a live meeting held at the offices of Bryan Cave LLP at 120 Broadway, Suite 300, Santa Monica, California 90401. To participate, vote or submit questions during the Annual Meeting via live webcast, please visit www.virtualshareholdermeeting.com/True2015.

        In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the "SEC"), we are pleased to provide access to our proxy materials via the Internet at https://materials.proxyvote.com/89785L to all of our stockholders rather than in paper form. On or about April 9, 2015 our stockholders will have the ability to request a printed set of the proxy materials be sent to them by following the instructions in the Notice of Internet Availability.

        Your vote is important. Whether or not you plan to attend the Annual Meeting in person or via live webcast, we would like for your shares to be represented. For specific instructions on how to vote your shares, please refer to the section entitled "General Information" and the instructions on the Notice of Internet Availability. Please vote as soon as possible.

Sincerely,
/s/ SCOTT PAINTER Scott Painter Chairman and Chief Executive Officer
Santa Monica, California April 9, 2015

PROXY STATEMENT

2015 ANNUAL MEETING OF STOCKHOLDERS
To Be Held On Thursday, May 21, 2015

i

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 21, 2015: This proxy statement, along with the 2014 Annual Report to Stockholders, is available at the following website: https://materials.proxyvote.com/89785L.

        By furnishing a Notice of Internet Availability and access to our proxy materials by the Internet, we are lowering the costs and reducing the environmental impact of our Annual Meeting.

        The Notice of Internet Availability will also provide instructions on how you may request that we send future proxy materials to you electronically by electronic mail or in printed form by mail. If you choose to receive future proxy materials by electronic mail, you will receive an electronic mail next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by electronic mail or printed form by mail will remain in effect until you terminate it. We encourage you to choose to receive future proxy materials by electronic mail, which will (i) allow us to provide you with the information you need in a more timely manner, (ii) reduce printing and mailing documents to you, and (iii) conserve natural resources.

ii

GENERAL INFORMATION

Q:
Why am I receiving these materials?

A:
This Proxy Statement is furnished to you by the board of directors of TrueCar, Inc. (the "Board of Directors") and contains information related to the 2015 Annual Meeting of Stockholders to be held on Thursday, May 21, 2015 beginning at 9:30 a.m. Pacific Time at the offices of Bryan Cave LLP at 120 Broadway, Suite 300, Santa Monica, California 90401, and at any postponements or adjournments thereof. References in this Proxy Statement to "we," "us," "our," "the Company" or "TrueCar" refer to TrueCar, Inc.

Q:
What is included in these materials?

A:
These materials include this Proxy Statement for the 2015 Annual Meeting of Stockholders and our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as filed with the Securities and Exchange Commission, or the SEC, on March 12, 2015 (the "Annual Report"). These materials were first made available to you on the Internet on or about April 9, 2015. Our principal executive offices are located at 120 Broadway, Suite 200, Santa Monica, CA 90401, and our telephone number is (800) 200-2000. We maintain websites at www.TrueCar.com and www.true.com. The information on our websites is not a part of this Proxy Statement.

Q:
What items will be voted on at the Annual Meeting?

A:
Stockholders will vote on the following items at the Annual Meeting:

•
to elect Scott Painter, Todd Bradley and Ion Yadigaroglu as Class I directors to serve until the 2018 annual meeting of stockholders or until their successors are duly elected and qualified;

•
to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015; and

•
to transact such other business that may properly come before the Annual Meeting or at any adjournment or postponement thereof.

Q:
How does the Board of Directors recommend I vote on these proposals?

A:
The Board recommends a vote:

•
FOR the election of Scott Painter, Todd Bradley and Ion Yadigaroglu as Class I directors; and

•
FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015.

Q:
Who is making this solicitation?

A:
The proxy for the Annual Meeting is being solicited on behalf of TrueCar's Board of Directors.

Q:
Who pays for the proxy solicitation process?

A:
TrueCar will pay the cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding proxy materials to beneficial owners. In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person or by telephone or facsimile. None of these individuals will receive any additional or special compensation for doing this, although we may reimburse these individuals for their reasonable out-of-pocket expenses.

Q:
Who may vote at the Annual Meeting?

A:
Stockholders of record as of the close of business on March 26, 2015 (the "Record Date") are entitled to receive notice of, to attend and to vote at the Annual Meeting. As of the Record Date, there were 81,541,345 shares of TrueCar's common stock issued and outstanding, held by 223 holders of record. Each share of TrueCar's common stock is entitled to one vote on each matter.

Q:
What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

A:
Stockholder of Record.    If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A. ("Computershare"), you are considered the stockholder of record with respect to those shares, and these proxy materials were sent directly to you by TrueCar.

  Beneficial Owner of Shares Held in Street Name.    If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are the "beneficial owner" of shares held in "street name," and these proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account.

Q:
If I am a stockholder of record of TrueCar shares, how do I vote?

A:
If you are a stockholder of record, there are four ways to vote:

•
In person.  You may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive.

•
Via the Internet.  You may vote by proxy via the Internet by following the instructions found on the proxy card.

•
By Telephone.  You may vote by proxy by calling the toll free number found on the proxy card.

•
By Mail.  You may vote by proxy by filling out the proxy card and returning it in the envelope provided.

  Please note that the Internet and telephone voting facilities will close at 11:59 p.m. Eastern Time on May 20, 2015.

Q:
If I am a beneficial owner of shares held in street name, how do I vote?

A:
If you are a beneficial owner of shares held in street name, you should have received from your broker, bank or other nominee instructions on how to vote or instruct the broker to vote your shares, which are generally contained in a "vote instruction form" sent by the broker, bank or other nominee. Please follow their instructions carefully. Street name stockholders may generally vote by one of the following methods:

•
In person.  If you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy to you by your broker, bank, trustee or nominee.

•
Via the Internet.  You may vote by proxy via the Internet by following the instructions found on the vote instruction form provided to you by your broker, bank, trustee or nominee. Additional Instructions can be found at www.virtualshareholdermeeting.com/True2015.

  •
  By Telephone.  You may vote by proxy by calling the toll free number found on the vote instruction form provided to you by your broker, bank, trustee or nominee.

  •
  By Mail.  You may vote by proxy by filling out the vote instruction form and returning it in the envelope provided to you by your broker, bank, trustee or nominee.

Q:
If I submit a proxy, how will it be voted?

A:
When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under "Can I change my vote or revoke my proxy?"

Q:
What should I do if I get more than one proxy or voting instruction card?

A:
Stockholders may receive more than one set of voting materials, including multiple copies of these proxy materials and multiple proxy cards or voting instruction cards. For example, stockholders who hold shares in more than one brokerage account may receive separate sets of proxy materials for each brokerage account in which shares are held. Stockholders of record whose shares are registered in more than one name will receive more than one set of proxy materials. You should vote in accordance with all of the proxy cards and voting instruction cards you receive relating to our Annual Meeting to ensure that all of your shares are counted.

Q:
Can I change my vote or revoke my proxy?

A:
You may change your vote or revoke your proxy at any time prior to the taking of the vote at the Annual Meeting.

  If you are the stockholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to TrueCar's Corporate Secretary at TrueCar, Inc., 120 Broadway, Suite 200, Santa Monica, California 90401 prior to your shares being voted, or (3) attending the Annual Meeting and voting in person or via the live webcast. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request or vote in person at the Annual Meeting.

  For shares you hold beneficially in street name, you may generally change your vote by submitting new voting instructions to your broker, bank, trustee or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person.

Q:
Can I attend the meeting in person?

A:
You are invited to attend the Annual Meeting if you are a registered stockholder or a street name stockholder as of March 26, 2015, the Record Date. In order to enter the Annual Meeting, you must present a form of photo identification acceptable to us, such as a valid driver's license or passport. If you hold your shares beneficially in street name, you will need to provide proof of stock ownership as of the Record Date. Please note that since a street name stockholder is not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you follow your broker's procedures for obtaining a legal proxy. Please be aware that attendance at the Annual Meeting will not, by itself, revoke a proxy.

Q:
How do I participate in the Annual Meeting via the Internet?

A:
Any Stockholder may listen to the Annual Meeting and participate live via webcast at www.virtualshareholdermeeting.com/True2015. The webcast will begin at 9:30 a.m. Pacific time on May 21, 2015, and stockholders may vote and submit questions during the Annual Meeting via live webcast. To enter the meeting, please have your 12-digit control number which is available on the Notice or, if you received a printed copy of the proxy materials, your proxy card. If you do not have your 12-digit control number, you will be able to listen to the meeting only. You will not be able to vote or submit questions during the meeting. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/True2015.

Q:
How many shares must be present or represented to conduct business at the Annual Meeting?

A:
At the Annual Meeting, the presence in person or by proxy of a majority of the aggregate voting power of the stock issued and outstanding and entitled to vote at the Annual Meeting is required for the Annual Meeting to proceed. If you have returned valid proxy instructions or attend the Annual Meeting in person, your shares of Common Stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the meeting.

Q:
What is the voting requirement to approve each of the proposals?

A:
Each director is elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors at the Annual Meeting. Accordingly, the three nominees receiving the highest number of affirmative votes will be elected as Class I directors to serve until the 2018 annual meeting of stockholders or until their successors are duly elected and qualified. Abstentions and broker non-votes will have no effect on the outcome of the vote.

  The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm requires the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote on such proposal. Abstentions are treated as shares present and entitled to vote for purposes of such proposal and, therefore, will have the same effect as a vote "against" the proposal. Broker non-votes will have no effect on the outcome of the vote.

Q:
What are broker non-votes?

A:
Broker non-votes are shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients. If your broker holds your shares in its name and you do not instruct your broker how to vote, your broker will nevertheless have discretion to vote your shares on our sole "routine" matter—the ratification of the appointment of the Company's independent registered public accounting firm. Your broker will not have discretion to vote on the election of directors absent direction from you.

Q:
Who will tabulate the votes?

A:
A representative of Computershare will serve as the Inspector of Election and will tabulate the votes at the Annual Meeting.

Q:
What is the deadline to propose actions for consideration at next year's Annual Meeting of Stockholders or to nominate individuals to serve as directors?

A:
Stockholder Proposals:    Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders by submitting their proposals in writing to TrueCar's Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2016 Annual Meeting of Stockholders, the Corporate Secretary of TrueCar must receive the written proposal at our principal executive offices no later than December 11, 2015. If we hold our 2016 Annual Meeting of Stockholders more than 30 days before or after May 21, 2016 (the one-year anniversary date of the 2015 Annual Meeting of Stockholders), we will disclose the new deadline by which stockholders proposals must be received under Item 5 of Part II of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably determined to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

  Stockholder proposals should be addressed to:

TrueCar, Inc.
Attn: Corporate Secretary
120 Broadway, Suite 200
Santa Monica, California 90401

  Our amended and restated bylaws (our "Bylaws") also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our Bylaws provide that the only business that may be conducted at an annual meeting is business that is (1) pursuant to our proxy materials with respect to such meeting, (2) by or at the direction of our Board of Directors, or (3) by a stockholder who is a stockholder of record both at the time the stockholder provides proper written notice of the proposal that the stockholder seeks to present at our annual meeting and on the record date for the determination of stockholders entitled to vote at the annual meeting, and who has timely complied in proper written form with the notice procedures set forth in our Bylaws. In addition, for business to be properly brought before an annual meeting by a stockholder, such business must be a proper matter for stockholder action pursuant to our Bylaws and applicable law. To be timely for our 2016 Annual Meeting of Stockholders, our Corporate Secretary must receive the written notice at our principal executive offices:

  •
  not earlier than the close of business on January 25, 2016, and

  •
  not later than the close of business on February 24, 2016.

  If we hold our 2016 Annual Meeting of Stockholders more than 30 days before or more than 60 days after May 21, 2016 (the one-year anniversary date of the 2015 Annual Meeting of Stockholders), then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received by our Corporate Secretary at our principal executive offices:

  •
  not earlier than the close of business on the 120th day prior to such annual meeting, and

  •
  not later than the close of business on the later of (i) the 90th day prior to such annual meeting, and (ii) the tenth day following the day on which public announcement of the date of such annual meeting is first made.

  To be in proper written form, a stockholder's notice to the Corporate Secretary shall set forth as to each matter of business the stockholder intends to bring before the annual meeting (1) a brief description of the business intended to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (2) the name and address of the stockholder(s) and their associated person(s) proposing such business, (3) the class and number of shares of the Company's common stock which are held of record or are beneficially owned by the stockholder(s) and their associated person(s), (4) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such stockholder(s) or their associated person(s) with respect to any securities of the Company, and a description of any other similar agreement, arrangement or understanding, (5) any material interest of the stockholder(s) and their associated person(s) in such business, and (6) a statement whether such stockholder(s) or their associated person(s) will deliver a proxy statement and form of proxy to the Company's stockholders. In addition, to be in proper written form, a stockholder's notice to the Corporate Secretary must be supplemented not later than five days following the record date to disclose the information contained in clauses (3) and (4) in this paragraph as of the record date. A stockholder's "associated person" is defined as (1) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (2) any beneficial owner of shares of stock of the Company owned of record or beneficially by such stockholder and on whose behalf the proposal or nomination, as the case may be, is being made, or (3) any person controlling, controlled by or under common control with such person referred to in the preceding clauses (1) and (2).

  Nomination of Director Candidates:    As set forth in our Policies and Procedures for Director Candidates, as described below, stockholders holding at least one percent (1%) of the fully diluted capitalization of TrueCar continuously for at least 12 months may propose director candidates for consideration by our nominating and corporate governance committee. Any such recommendations should include the nominee's name, contact information, biography, qualifications, a consent signed by the nominee, and a statement from the recommending stockholder in support of the nominee, and should be directed to the Secretary of the Company at our principal executive offices.

  In addition, our Bylaws permit certain stockholders to nominate directors for election at an annual meeting of stockholders. To be eligible, a stockholder must be a stockholder of record as of the date notice of the annual meeting is given and as of the record date determining stockholders entitled to vote at the annual meeting.

  To be in proper written form, a stockholder's notice to the Secretary of the Company shall set forth, as to each nominee whom the stockholder proposes to nominate for election or re-election as a director: (1) the name, age, business address and residence address of the nominee, (2) the principal occupation or employment of the nominee, (3) the class and number of shares of the Company that are held of record or are beneficially owned by the nominee and any derivative positions held or beneficially held by the nominee, (4) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of the nominee with respect to any securities of the Company, and a description of any other similar agreement, arrangement or understanding, the effect or intent of which is to mitigate loss to, or to manage the risk or benefit of share price changes for, or to increase or decrease the voting power of the nominee, (5) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons pursuant to which the nominations are to be made by the stockholder, (6) a written statement executed by the nominee acknowledging that as a director of the Company, the nominee will owe a fiduciary duty under Delaware law with respect to the Company and its stockholders, and (7) any other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election of the nominee as a director, or that is otherwise required (including without limitation the nominee's written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected). As to such stockholder(s) giving notice of the director nomination, such notice must also include the following information as to the stockholder and any stockholder associated person: (1) the name and address of the stockholder(s) and their associated person(s) proposing such business, (2) the class and number of shares of the Company which are held of record or are beneficially owned by the stockholder(s) and their associated person(s), (3) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such stockholder(s) or their associated person(s) with respect to any securities or the Company, and a description of any other similar agreement, arrangement or understanding, (4) any material interest of the stockholder(s) and their associated person(s) in such business, and (5) a statement whether such stockholder(s) or their associated person(s) will deliver a proxy statement and form of proxy to the Company's stockholders. In addition, to be in proper written form, a stockholder's notice to the Secretary of the Company must be supplemented not later than five days following the record date to disclose the information contained in clauses (2) and (3) in this paragraph as of the record date. In addition, the stockholder must give timely notice to our Corporate Secretary in accordance with our Bylaws, which, in general, require that the notice be received by our Corporate Secretary within the time period described above under "Stockholder Proposals" for stockholder proposals that are not intended to be included in our proxy statement.

Q:
I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A:
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process is commonly referred to as "householding."

  Brokers with account holders who are TrueCar stockholders may be householding our proxy materials. A single set of proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you notify your broker or TrueCar that you no longer wish to participate in householding.

  If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement and Annual Report, you may (1) notify your broker, (2) direct your written request to: Investor Relations, TrueCar, Inc., 120 Broadway, Suite 200, Santa Monica, California 90401, or (3) contact our Investor Relations department by email at investors@true.com. Stockholders who currently receive multiple copies of the Proxy Statement or Annual Report at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

Q:
What if I have questions about lost stock certificates or need to change my mailing address?

A:
You may contact our transfer agent, Computershare Trust Company, N.A., by telephone at 1-877-373-6374 (U.S.) or +1-781-575-2879 (outside the U.S.), or by email at web.queries@computershare.com, if you have lost your stock certificate or need to change your mailing address.

EXECUTIVE OFFICERS, DIRECTORS AND CORPORATE GOVERNANCE

Executive Officers and Directors

        The following table sets forth the names, ages and positions of our executive officers and directors as of March 31, 2015:

Name	Age	Position
Executive Officers
Scott Painter	46	Chief Executive Officer and Chairman of the Board
John Krafcik	53	President and Director
Michael Guthrie	49	Chief Financial Officer
Bernard Brenner	47	Executive Vice President, Business Development
Troy Foster	45	Chief Legal and Compliance Officer
John Stephenson	56	Chief Risk Management Officer
Non-Employee Directors
Abhishek Agrawal	36	Director
Todd Bradley	56	Director
Robert Buce	66	Director
Christopher Claus	54	Director
Steven Dietz	51	Director
Thomas Gibson	72	Director
Ion Yadigaroglu	45	Director

Executive Officers

        Scott Painter co-founded our company and has served as our Chief Executive Officer and Chairman of our Board of Directors since February 2005, as well as our President from April 2005 to August 2010 and Secretary from April 2005 to July 2010. Since March 2008, Mr. Painter has served as President of TrueCar.com, Inc., which was acquired by us in June 2010. Mr. Painter's other current ventures include PriceLock Inc., a provider of online energy solutions for energy buyers and sellers, which he co-founded in October 2006, and BrightHouse, Inc., a business incubator, which he co-founded in October 2007. He currently serves as a member of the board of directors of BrightHouse, Inc. and SharesPost, Inc., an online private capital marketplace. Prior to joining us, Mr. Painter served as founder and chairman of Build-To-Order, Inc., an automotive company focused on modularized outsourced manufacturing of vehicles; co-founder and chairman of Direct Ventures, Inc., an Internet-driven direct sales company for high-value commodity items; founder and chairman of Advertise.com, Inc., an online advertising network and marketing company; founder and Chief Executive Officer of CarsDirect.com, Inc., an online automotive research portal and car buying service; served as an early advisor to automotive businesses, including Tesla Motors, Inc., a designer and manufacturer of electric vehicles; and founded numerous other companies, including SharesPost, Inc. and AUTOAccess, an electronic database of used cars for sale. Mr. Painter studied Political Science and Systems Engineering at the United States Military Academy at West Point and Economics at the University of California, Berkeley (UC Berkeley). Mr. Painter left UC Berkeley prior to graduation to sell his first auto-related start-up, AUTOAccess.

        We believe Mr. Painter is qualified to serve as a member of our Board of Directors because of his substantial operational and business strategy expertise gained from serving as our Chief Executive Officer and an executive officer and advisor to numerous auto-related start-ups. As one of our founders and longest serving member of our Board of Directors, we also value his deep understanding of our business as it has evolved over time.

        John Krafcik has served as our President since April 2014 and as a member of our Board of Directors since February 2014. Prior to joining us, Mr. Krafcik was with Hyundai Motor America, a South Korean multinational automaker, from March 2004 to December 2013, during which time he served as President and Chief Executive Officer from November 2008 to December 2013. Mr. Krafcik was responsible for the strategic direction and management of Hyundai Motor America's operations in the United States. Prior to joining Hyundai Motor America, Mr. Krafcik was at Ford Motor Company, where he held various product development leadership positions. Mr. Krafcik holds a B.S. in Mechanical Engineering from Stanford University and an M.S. in Management from Sloan School of Management at the Massachusetts Institute of Technology.

        We believe Mr. Krafcik is qualified to serve as a member of our Board of Directors because of his substantial corporate development, business strategy and automotive expertise gained as an executive in the automotive industry.

        Michael Guthrie has served as our Chief Financial Officer since January 2012. Prior to joining us, Mr. Guthrie was Senior Vice President, Business Development at SharesPost, Inc., an online private capital marketplace, from January 2011 to October 2011. From February 2009 to January 2011, Mr. Guthrie served as a principal at Saful Consulting, where he advised public and private technology companies on strategic matters. From January 2007 to January 2009 Mr. Guthrie was managing director at Symphony Technology Group, LLC, a private equity firm, and from October 2000 to December 2006 Mr. Guthrie was a principal in private equity firms TPG Ventures and Garnett & Helfrich Capital. Earlier in his career, Mr. Guthrie was an investment banker at Credit Suisse First Boston focused on financing and advising technology companies. Mr. Guthrie is also a Senior Advisor to Rubicon Technology Partners, a technology-focused private equity firm. Mr. Guthrie holds a B.A. in Economics from the University of Virginia and an M.B.A. from the Stanford Graduate School of Business.

        Bernard Brenner co-founded our company and has served as our Executive Vice President, Business Development since August 2005. Mr. Brenner also served as Executive Vice President of TrueCar.com, Inc., which was acquired by us in June 2010. Prior to joining us, Mr. Brenner served as Vice President of Business Development at Carfax, Inc., a provider of vehicle history information, where he was responsible for the company's strategic partnerships with automobile manufacturers, dealer systems and online marketing partners. Earlier in his career, Mr. Brenner was Chief Executive Officer at PromiseMark, Inc., an Internet security and privacy company, which was acquired by the credit reporting agency Experian Consumer Direct. He also founded 1-800-CAR-SEARCH, a used vehicle search company for buyers and sellers, where he oversaw marketing and product development. Mr. Brenner holds an A.S. in Computer Science from the State University of New York at Farmingdale and a B.S. in Business Management from the State University of New York at Stony Brook.

        Troy Foster has served as our Chief Legal and Compliance Officer since April 2014. From September 2000 to April 2014, Mr. Foster was a corporate and securities attorney at the law firm of Wilson Sonsini Goodrich & Rosati, our outside corporate counsel. As a partner in the emerging growth practice, his practice touched on a wide range of corporate and entrepreneurial clients in technology, life sciences and other growth enterprises. Mr. Foster holds a B.A. in English from the University of California, Los Angeles, and a J.D. from Columbia Law School.

        John Stephenson has served as our Chief Risk Management Officer since April 2014. From September 1984 to April 2014, Mr. Stephenson was a litigation partner at the law firm of Alston & Bird LLP, our outside regulatory counsel. Mr. Stephenson has substantial experience in corporate governance and complex commercial litigation. Mr. Stephenson holds a B.A. in Political Science and Government and a J.D. from the University of North Carolina at Chapel Hill.

Board of Directors

        Abhishek Agrawal has served as a member of our Board of Directors since November 2013. Since April 2013, Mr. Agrawal has served as Managing Director at Vulcan Capital, an investment firm, and head of its Palo Alto office. Mr. Agrawal directs Vulcan Capital's growth investments in the Internet and technology sectors globally. Prior to joining Vulcan Capital, from June 2006 to April 2013, Mr. Agrawal was with General Atlantic LLC, a global growth equity firm, where he served as a Principal, driving investments in the Internet and technology space. Prior to General Atlantic LLC, Mr. Agrawal was with Lazard Technology Partners, or Lazard, an Internet and technology focused venture capital firm, and previously served in Lazard's investment banking group. Mr. Agrawal serves on the board of directors of Zuora, Inc., an enterprise software company that designs and sells software-as-a-service applications for companies with a subscription business model and Scytl, a software company that provides election modernization solutions, and was previously on the boards of directors of Bazaarvoice, Inc., a software-as-a-service company providing social commerce solutions, and Network Solutions, LLC, a technology company providing web services to small and medium-sized businesses. Mr. Agrawal holds a B.S. in Economics with a concentration in Finance from the Wharton School at the University of Pennsylvania and an M.B.A. from Harvard Business School, where he graduated with highest distinction and was a Baker Scholar.

        We believe Mr. Agrawal is qualified to serve as a member of our Board of Directors because of his corporate finance, business strategy and corporate development expertise gained from his significant experience in the venture capital and private equity industries, analyzing, investing in, serving on the boards of, and providing guidance to various technology companies. We also value his perspective as a representative of one of our largest stockholders.

        Todd Bradley has served as a member of our Board of Directors since September 2013. From June 2014 through December 2014, Mr. Bradley served as President of TIBCO Software, Inc., a global infrastructure and business intelligence software company. Prior to joining TIBCO, from June 2005 to June 2014, Mr. Bradley served as an executive vice president of Hewlett-Packard Company, a public information technology corporation, most recently as Executive Vice President, Strategic Growth Initiatives, responsible for enhancing Hewlett-Packard's business in China and extending Hewlett-Packard's partner relationships. Mr. Bradley also currently serves on the board of the Newseum. Mr. Bradley holds a B.S. in Business Administration from Towson State University.

        We believe Mr. Bradley is qualified to serve as a member of our Board of Directors because of his track record of identifying and fostering strategic partnerships in the technology sector and his substantial corporate governance, corporate development, business strategy and financial expertise gained as an executive in the technology and finance industries and from holding various executive positions at a publicly traded technology company.

        Robert Buce has served as a member of our Board of Directors since April 2005. Mr. Buce served as our Executive Vice President and Chief Financial Officer from September 2005 to September 2008. Prior to joining us, Mr. Buce founded and served as Chief Financial Officer and a senior member of the management team of Build-To-Order, Inc., an automotive company focused on modularized outsourced manufacturing of vehicles. Prior to Build-To-Order, Mr. Buce held a variety of senior management positions, including Managing Partner, at KPMG LLP, an accounting and advisory firm, and Managing Director at BearingPoint, Inc., a related consulting firm. Mr. Buce also served on the board of directors of KPMG LLP from March 1991 to November 1995. Since July 2000 Mr. Buce has served as Chairman of PalisadesHoldings, a sole proprietorship providing independent advisory assistance to a variety of technology services and consumer products and services commercial enterprises. Mr. Buce served on the board of Intersection Technologies, Inc., parent company of F&I Express, a provider of software and services to the automotive industry. Mr. Buce is a Certified Public Accountant (inactive) in the State of California and a member of the American Institute of

Certified Public Accountants and the California Society of Certified Public Accountants. Mr. Buce holds a B.S. in Mechanical Engineering from Lehigh University and an M.B.A. from the Anderson School of Management at the University of California, Los Angeles.

        We believe Mr. Buce is qualified to serve as a member of our Board of Directors because of his historical expertise gained from serving as our Executive Vice President and Chief Financial Officer and his substantial corporate governance, operational and financial expertise gained as Managing Partner at KPMG LLP, Managing Director at BearingPoint and from his experience serving on the boards of directors and boards of advisors of several private companies. As one of our longest serving members of our Board of Directors, we also value his deep understanding of our business as it has evolved over time.

        Christopher Claus has served as a member of our Board of Directors since April 2014. From December 1994 to March 2014, Mr. Claus served in various senior executive roles at USAA, a Fortune 150 diversified financial services company, most recently as Executive Vice President of USAA Enterprise Advice Group and President of USAA Financial Services Group. Previously, he served as the Senior Vice President and then President of USAA Investment Management Company. Mr. Claus also served as the Vice President of Investment Sales and Service. Prior to USAA, Mr. Claus was Vice President of Equity Trading and Retirement Plans at Norwest Investment Services, Inc. Mr. Claus holds a B.A. in Business Administration from the University of Minnesota—Duluth and an M.B.A. from the University of St. Thomas.

        We believe Mr. Claus is qualified to serve as a member of our Board of Directors because of his substantial business strategy and corporate development and governance expertise gained as an executive and counselor at several companies in the finance industry.

        Steven Dietz has served as a member of our Board of Directors since February 2006. Mr. Dietz has been a Partner at Upfront Ventures, a venture capital firm, since its founding in 1996. During his career, Mr. Dietz has overseen numerous investments in the automotive industry. Mr. Dietz holds a B.S. in Finance from the University of Colorado.

        We believe Mr. Dietz is qualified to serve as a member of our Board of Directors because of his substantial corporate finance, business strategy and corporate development expertise gained from his significant experience in the venture capital industry, analyzing, investing in and serving on the boards of directors of various private technology companies. We also value his perspective as a representative of one of our largest stockholders.

        Thomas Gibson has served as a member of our Board of Directors since June 2012. Mr. Gibson was with Asbury Automotive Group, Inc., an automotive retailer, which he founded, from November 1994 to December 2007, during which time he served as Chairman, President and Chief Executive Officer from November 1994 to November 1999 and as Interim Chief Executive Officer from October 2001 to December 2001. Mr. Gibson serves on the boards of directors of Dealer Tire, LLC, a tire, maintenance and light-repair product distributor that partners with automobile manufacturers, since September 2003, Alliance Inspection Management, LLC, a new and pre-owned vehicle inspection partnership, since October 2006, and Leader Auto Resources LAR Inc., a car dealer buying group, since March 2011. He also served on the board of directors of Dealertrack Technologies, Inc., a provider of software solutions and services for the automotive industry, from June 2005 to February 2008. From February 2008 to February 2010, Mr. Gibson served on the board of directors of Guilford Mills, Inc., a manufacturer of performance textiles for automotive and specialty markets, and from February 2008 to July 2009, Mr. Gibson served on the board of directors of Chrysler LLC, an automobile manufacturer. From October 2007 to June 2009, Mr. Gibson served on the board of directors of Ikon Office Solutions, Inc., a provider of document management systems and services. Mr. Gibson has over 30 years of experience in the automotive industry, previously holding senior sales, marketing and management positions with Ford Motor Company and Chrysler LLC before becoming

President and Chief Operating Officer of Subaru of America, Inc. from September 1981 to April 1993. Mr. Gibson holds a B.A. in Economics from DePauw University and an M.B.A. from Harvard University.

        We believe Mr. Gibson is qualified to serve as a member of our Board of Directors because of his substantial corporate governance, business strategy and financial expertise gained from holding various executive positions in the automotive industry, serving on the boards of directors for several public and private companies, and working on several committees focused on strategy, finance, investment, compensation and auditing.

        Ion Yadigaroglu has served as a member of our Board of Directors since August 2007. Since July 2004, Mr. Yadigaroglu has served as a Managing Principal at Capricorn Investment Group LLC, an investment firm. Mr. Yadigaroglu holds a Masters in Physics from Eidgenössische Technische Hochschule Zürich in Switzerland and a Ph.D. in Astrophysics from Stanford University.

        We believe Mr. Yadigaroglu is qualified to serve as a member of our Board of Directors because of his substantial corporate finance, business strategy and corporate development expertise gained from his holding various executive positions and from his significant experience in the capital industry, analyzing, investing in and serving on the boards of directors of various private technology companies. We also value his perspective as a representative of one of our largest stockholders.

        Our executive officers are appointed by, and serve at the discretion of our Board of Directors. There are no family relationships among any of our directors or executive officers.

Board Composition

        Our business and affairs are managed under the direction of our Board of Directors. The number of directors is fixed by our Board of Directors, subject to the terms of our amended and restated certificate of incorporation and Bylaws that became effective immediately prior to the completion of our initial public offering. Our Board of Directors currently consists of nine directors, seven of whom qualify as "independent" under the NASDAQ Stock Market listing standards.

        In accordance with our amended and restated certificate of incorporation and our Bylaws, our Board of Directors is divided into three classes with staggered three-year terms. Only one class of directors is elected at each annual meeting of our stockholders, with the other classes continuing for the remainder of their respective three-year terms. Our directors are divided among the three classes as follows:

  •
  the Class I directors are Messrs. Bradley, Painter and Yadigaroglu, and their terms will expire at the annual meeting of stockholders to be held in 2015, and they are standing for reelection at this annual meeting of stockholders;

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  the Class II directors are Messrs. Buce, Gibson and Krafcik, and their terms will expire at the annual meeting of stockholders to be held in 2016; and

  •
  the Class III directors are Messrs. Agrawal, Claus and Dietz, and their terms will expire at the annual meeting of stockholders to be held in 2017.

        The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change of control. Under Delaware law, our directors may be removed for cause by the affirmative vote of the holders of a majority of our outstanding voting stock. Directors may not be removed by our stockholders without cause.

        Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.

Board Meetings and Director Communications

        During fiscal year 2014, the Board of Directors held nine meetings. During fiscal year 2014, each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by any of the committees of the Board of Directors on which such director served. Directors are also encouraged to attend annual meetings of the stockholders of the Company absent an unavoidable and irreconcilable conflict.

        Stockholders and other interested parties may communicate with the non-management members of the Board of Directors by mail to the Company's principal executive offices addressed to the intended recipient and care of our Chief Legal and Compliance Officer. Our Chief Legal and Compliance Officer will review all incoming stockholder communications (except for mass mailings, product complaints or inquiries, job inquiries, business solicitations and patently offensive or otherwise inappropriate material) and route such communications as appropriate to member(s) of the Board of Directors.

Policy Regarding Nominations

        The policy of our Board of Directors is to encourage the selection of directors who share our commitment to truth and transparency. Our Board of Directors is responsible for identifying and nominating members for election to our Board of Directors. The Board of Directors considers recommendations from directors, stockholders and others, as it deems appropriate. Our Board of Directors may review from time to time the appropriate skills, experience and characteristics for members of the Board of Directors, including the appropriate role of diversity. In evaluating potential candidates for nomination, our Board of Directors considers these factors in the light of the specific needs of the Board of Directors at that time and shall also consider advice and recommendations from our founder, Chairman and CEO, Scott Painter.

Director Independence

        Our Board of Directors has undertaken a review of the independence of each director. Based on information provided by each director concerning his background, employment and affiliations, our Board of Directors determined that none of Messrs. Agrawal, Bradley, Buce, Claus, Dietz, Gibson and Yadigaroglu has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is "independent" as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the NASDAQ Stock Market. In making these determinations, our Board of Directors considered the current and prior relationships that each non-employee director has with our Company and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described in the section titled "Certain Relationships and Related Party and Other Transactions." The Board of Directors also determined that each of Messrs. Bradley, Dietz and Agrawal is a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act, and an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code, as amended (the "Code").

Board Committees

        Our Board of Directors has an audit committee, a compensation committee, and a nominating and corporate governance committee. The Company also has a standing disclosure committee. The composition and responsibilities of each of the committees of our Board of Directors is described below. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors. Each of these committees operates under a written charter adopted by our Board of Directors, which charters are available on the Investor Relations section of our website at http://ir.true.com/corporate-governance.cfm.

Audit Committee

        Our audit committee is comprised of Messrs. Buce, Claus and Gibson. Mr. Buce serves as our audit committee chairperson. The composition of our audit committee meets the requirements for independence of audit committee members under current NASDAQ Stock Market listing standards and SEC rules and regulations. Each member of our audit committee meets the financial literacy requirements of the current listing standards. In addition, our Board of Directors has determined that Mr. Buce qualifies as an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K under the Securities Act of 1933, as amended (the "Securities Act"). During fiscal year 2014, the audit committee held nine meetings. The responsibilities of our audit committee include, among other things:

  •
  selecting and hiring the independent registered public accounting firm to audit our financial statements;

  •
  helping to ensure the independence and performance of the independent registered public accounting firm;

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  approving audit and non-audit services and fees;

  •
  reviewing financial statements and discussing with management and the independent registered public accounting firm our annual audited and quarterly financial statements, the results of the independent audit and the quarterly reviews, and the reports and certifications regarding internal controls over financial reporting and disclosure controls;

  •
  preparing the audit committee report for inclusion in our annual proxy statement;

  •
  reviewing reports and communications from the independent registered public accounting firm;

  •
  reviewing the adequacy and effectiveness of our internal controls and disclosure controls and procedures;

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  reviewing our policies on risk assessment and risk management;

  •
  reviewing related party transactions;

  •
  establishing and overseeing procedures for the receipt, retention and treatment of accounting related complaints and the confidential submission by our employees of concerns regarding questionable accounting or auditing matters; and

  •
  reviewing and approving annually the audit committee charter and the committee's performance.

        Our audit committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of the NASDAQ Stock Market.

Compensation Committee

        Our compensation committee is comprised of Messrs. Bradley, Dietz and Agrawal. Mr. Bradley serves as our compensation committee chairperson. The composition of our compensation committee meets the requirements for independence under current NASDAQ Stock Market listing standards and SEC rules and regulations. Each member of the compensation committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act, and an outside director, as defined pursuant to Section 162(m) of the Code. The purpose of our compensation committee is to oversee our compensation policies, plans and benefit programs and to discharge the responsibilities of our Board of Directors relating to compensation of our executive officers. During fiscal year 2014, the compensation committee held six meetings. The responsibilities of our compensation committee include, among other things:

  •
  overseeing our overall compensation philosophy and compensation policies, plans and benefit programs;

  •
  reviewing and approving for our executive officers: the annual base salary, annual incentive bonus (including the specific goals and amounts), equity compensation, employment agreements, severance agreements, change in control arrangements, and any other benefits, compensation or arrangements;

  •
  preparing the compensation committee report, when such report is required to be included in our annual proxy statement by the SEC; and

  •
  administering our equity compensation plans.

        Our compensation committee receives advice from Compensia, an independent compensation consulting firm, with respect to executive compensation decisions and comparison benchmarking. Working with management, Compensia met with our compensation committee and provided various data and recommendations.

        Our compensation committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of the NASDAQ Stock Market.

Nominating and Corporate Governance Committee

        Our nominating and corporate governance committee is comprised of Messrs. Gibson and Agrawal. Mr. Gibson serves as our nominating and corporate governance committee chairperson. The composition of our nominating and corporate governance committee meets the requirements for independence under current NASDAQ Stock Market listing standards and SEC rules and regulations. During fiscal year 2014, the nominating and governance committee held one meeting. The responsibilities of our nominating and governance committee include, among other things:

  •
  identifying, evaluating and making recommendations to our Board of Directors regarding nominees for election to our Board of Directors and its committees;

  •
  considering and making recommendations to our Board of Directors regarding the composition of our Board of Directors and its committees;

  •
  reviewing developments in corporate governance practices;

  •
  evaluating the adequacy of our corporate governance practices and reporting;

  •
  developing and making recommendations to our Board of Directors regarding our corporate governance guidelines;

  •
  reviewing the succession planning for each of our executive officers; and

  •
  evaluating the performance of our Board of Directors and of individual directors.

        Our nominating and corporate governance committee believes that candidates for director should have certain minimum qualifications, including the highest professional and personal ethics and values, consistent with our Code of Business Conduct and Ethics, which is posted in the corporate governance section of our investor relations website at www.true.com. Candidates should have broad experience and demonstrated excellence in his or her field. In addition, candidates for director should:

  •
  possess relevant expertise upon which to be able to offer advice and guidance to management and be committed to enhancing stockholder value;

  •
  have sufficient time to devote to the affairs of the Company and to carry out their duties; and

  •
  have the ability to exercise sound business judgment and provide insight and practical wisdom based on experience.

        Each director must represent the interests of all stockholders. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. However, the nominating and corporate governance committee retains the right to modify these qualifications from time to time.

        Candidates for director are reviewed in the context of the current composition of our Board of Directors, our operating requirements and the long-term interests of stockholders. In conducting this assessment, the nominating and corporate governance committee considers the appropriate skills, experience and characteristics for members of the Board of Directors, including the appropriate role of diversity and such other factors as it deems appropriate given the current needs of our Board of Directors and the Company, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors, the nominating and corporate governance committee reviews such directors' overall service to the company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors' independence. The nominating and corporate governance committee also determines whether the nominee can be considered independent by the Board of Directors for purposes of meeting the NASDAQ listing standards.

        The nominating and corporate governance committee utilizes a variety of methods for identifying and evaluating nominees for director. The committee periodically assesses the appropriate size of our Board of Directors, and whether any vacancies on our Board of Directors are expected due to retirement or otherwise. Candidates may come to the attention of the nominating and corporate governance committee through current members of our Board of Directors, professional search firms, stockholders or other persons. The nominating and corporate governance committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of our Board of Directors. The nominating and corporate governance committee meets to discuss and consider the candidates' qualifications and then selects a nominee for recommendation to our Board of Directors by majority vote. These candidates are evaluated at meetings of the nominating and corporate governance committee, and may be considered at any point during the year.

        The nominating and corporate governance committee will consider properly submitted stockholder recommendations for candidates for our Board of Directors who meet the minimum qualifications as described above. The requirements for proper submission are described under "General Information—What is the deadline to propose action for consideration at next year's Annual Meeting of Stockholders or to nominate individuals to serve as directors?—A. Nomination of Director Candidates."

        Our nominating and corporate governance committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of the NASDAQ Stock Market.

Disclosure Committee

        Our disclosure committee is comprised of Troy Foster, our Chief Legal and Compliance Officer, John Pierantoni, our Chief Accounting Officer, and other members of our management team, including Scott Painter, our Chief Executive Officer, Mike Guthrie, our Chief Financial Officer, and John Stephenson, our Chief Risk Management Officer. Messrs. Foster and Pierantoni serve as our disclosure committee co-chairpersons. During fiscal year 2014, the disclosure committee held two meetings, one prior to the filing of each quarterly report filed in 2014. The responsibilities of our disclosure committee include, among other things:

  •
  designing, adopting, implementing and monitoring appropriate procedures and policies, to ensure accurate and timely collection of information for inclusion into the Company's quarterly earnings press releases and periodic and current SEC reports;

  •
  establishing policies and procedures to ensure relevant Company personnel timely report information potentially requiring disclosure;

  •
  establishing responsibility and lines of communication throughout the Company's operations and business units for collecting relevant information on a timely basis, including making periodic inquiries with relevant Company personnel possessing information potentially requiring disclosure;

  •
  reviewing drafts of the Company's quarterly earnings press releases and periodic and current SEC reports in preparation for filing, and discussing disclosure matters and filings made by the Company to ensure completeness and accuracy of content;

  •
  coordinating, as necessary, the review of Company's quarterly earnings press releases and periodic and current SEC reports with independent accountants, internal auditors (if any), outside legal counsel and the audit committee of the Board of Directors; and

  •
  periodically reporting to the Chief Financial Officer and to the Chairman of the audit committee on disclosure issues and the Committee's findings regarding the effectiveness of its procedures and policies, including any weaknesses identified therein or in the Company's disclosure controls and procedures generally.

        Our disclosure committee operates under a written charter that has been adopted by our Chief Executive Officer and Chief Financial Officer.

Compensation Committee Interlocks and Insider Participation

        No member of our compensation committee has ever been an executive officer or employee of ours. None of our executive officers currently serve, or have served during the last completed year, on the compensation committee or Board of Directors of any other entity that has one or more executive officers serving as a member of our Board of Directors or compensation committee. A member of our Board of Directors and our compensation committee, Steven Dietz, is a partner at Upfront Ventures, which is a holder of more than 5% of our capital stock.

Code of Business Conduct and Ethics

        We have adopted a Code of Business Conduct and Ethics that is applicable to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. The Code of Business Conduct and Ethics is available on our website at www.true.com. We expect that any amendments to the code, or any waivers of its requirements, will be disclosed on our website.

Board Leadership Structure

        Our Board of Directors currently believes that our Company is best served by combining the roles of a chairman of the board and chief executive officer, coupled with a lead independent director. Mr. Painter, our Chief Executive Officer, is the director most familiar with our business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. Independent directors and management have different perspectives and roles in strategy development. Our independent directors bring experience, oversight and expertise from both within and outside the automotive industry, while our Chief Executive Officer brings company-specific experience as well as industry expertise. Our Board of Directors believes that the combined role of Chairman of the Board of Directors and Chief Executive Officer is the best leadership structure for us at the current time because it promotes the efficient and effective development and execution of our strategy and facilitates information flow between management and our Board of Directors, which are essential to effective governance.

        Our Board of Directors has appointed Steven Dietz to serve as our lead independent director. As lead independent director, Steven Dietz presides over periodic meetings of our independent directors, serves as a liaison between our Chairman and the independent directors and performs such additional duties as our Board of Directors may otherwise determine and delegate.

Board's Role in Risk Oversight

        Management, which is responsible for day-to-day risk management, continually monitors the material enterprise risks facing the Company, including strategic risks, operational risks, financial risks, credit risks, liquidity risks, as well as legal and compliance risks.

        The Board of Directors is responsible for exercising oversight of the Company's identification and management of, as well as planning for, those risks. The Board of Directors has delegated to certain committees oversight responsibility for those risks that are directly related to their area of focus (see descriptions of our audit committee's, compensation committee's and nominating and corporate governance committee's areas of responsibilities, discussed above). The Board of Directors and its committees exercise their risk oversight function by receiving and evaluating reports from management and by making inquiries of management, as appropriate. In addition, the Board of Directors and its committees receive reports from our auditors and other consultants, such as our compensation consultant, and meet in executive sessions with these outside consultants. Board oversight of risk is enhanced by the fact that our Chief Executive Officer and Chairman of the Board attends many committee meetings and that committee reports are provided to the full Board of Directors.

Information on Compensation Risk Assessment

        Management periodically reviews our incentive compensation programs at all levels within the organization. Employee cash bonuses are based on company-wide and individual performance, and management (with respect to our non-executive employees) and our compensation committee (with respect to our executive officers) have discretion to adjust bonus payouts. Equity awards for new hires are based on the employee's position, prior experience, qualifications, and the market for particular types of talent; and any additional grants are based on employee performance and retention objectives. Equity awards generally have long-term vesting requirements to ensure that recipients' focus is on our long-term success. The incentive compensation structure was reviewed during 2014 by the compensation committee with the assistance of Compensia. Based on this review, the compensation committee does not believe that our compensation policies and practices, taken as a whole, create risks that are reasonably likely to have a material adverse impact on our Company.

Non-Employee Director Compensation

        The following table summarizes compensation paid to our non-employee directors during the year ended December 31, 2014. Directors who are also our employees receive no additional compensation for their service as a director. During the year ended December 31, 2014, two directors, Mr. Painter, our Chief Executive Officer and Chairman of the Board, and Mr. Krafcik, our President, were employees. Their compensation is discussed in "Executive Compensation."

Name	Fees Earned ($)(1)	Option Awards ($)(2)	Total ($)
Abhishek Agrawal	37,500	66,455	103,955
Todd Bradley	42,500	175,354	217,854
Robert Buce	49,500	68,325	117,825
Christopher Claus	21,875	194,876	216,751
Steven Dietz	62,500	66,455	128,955
Thomas Gibson	43,500	60,098	103,598
Ion Yadigaroglu	37,500	66,455	103,955

(1)
This column includes the fair value of common stock issued in lieu of cash compensation pursuant to the TrueCar, Inc. 2014 Incentive Plan. Each director had the option of electing to receive shares of the Company's common stock in lieu cash fees earned in 2014, and each director elected to do so. Fees earned include $2,500 for each of Messrs. Bradley, Buce, Dietz and Yadigaroglu for service on the Board of Directors' operating committee prior to the Company's initial public offering. Mr. Yadigaroglu's fees include $5,000 for service on the compensation committee prior to the initial public offering.

(2)
This amount represents the aggregate grant date fair value of stock options as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. The assumptions used in calculating the grant date fair value of the stock option reported in this column are set forth in Note 9 to our audited consolidated financial statements included in our Annual Report on Form 10-K, as filed with the SEC.

        The following table lists all outstanding equity awards held by our non-employee directors as of December 31, 2014.

		Number of Securities Underlying Unexercised Options
				Option Exercise Price Per Share
	Option Grant Date				Option Expiration Date
Name		Exercisable	Unexercisable
Abhishek Agrawal	02/7/2014	12,984	1,180	$9.255	02/7/2024
Todd Bradley	11/21/2013	6,240	—	$8.895	11/21/2023
	02/7/2014	19,728	16,509	$9.255	02/7/2024
Robert Buce	07/11/2005	15,000	—	$0.27	07/11/2015
	08/24/2005	111,110	—	$0.27	08/24/2015
	03/20/2006	139	—	$0.36	03/20/2016
	11/30/2006	66,666	—	$0.36	11/30/2016
	11/30/2006	7,762	—	$2.70	11/30/2016
	03/1/2007	14,102	—	$0.36	03/1/2017
	08/21/2007	74,999	—	$0.495	08/21/2017
	02/17/2011	51,666	1,667	$2.835	02/17/2021
	11/21/2013	18,720	—	$8.895	11/21/2023
	02/7/2014	12,984	1,180	$9.255	02/7/2024
Christopher Claus	05/2/2014	6,295	22,033	$12.810	05/2/2024
Steven Dietz	02/7/2014	12,984	1,180	$9.255	02/7/2024
Thomas Gibson	8/31/2012	7,292	2,708	$7.995	08/31/2022
	11/28/2012	4,792	5,208	$7.995	11/28/2022
	11/21/2013	18,720	—	$8.895	11/21/2023
	02/7/2014	6,258	6,122	$9.255	02/7/2024
Ion Yadigaroglu	02/7/2014	12,984	1,180	$9.255	02/7/2024

2014 Outside Director Compensation Policy

        In February 2014, the Board of Directors, upon the recommendation of our compensation committee, approved a policy for the compensation for our non-employee directors ("Outside Directors"), which we refer to as our 2014 Outside Director Compensation Program. Under the 2014 Outside Director Compensation Program, each Outside Director was eligible to receive an annual grant to purchase the number of shares having a grant date fair value equal to $150,000 and such grant vests in equal monthly installments over 12 months. Each Outside Director who joined our Board of Directors in 2014 was eligible to receive an initial grant. If the individual received his or her initial grant after the 2014 Outside Director Compensation Program was adopted, he or she received an initial grant with a grant date fair value of $300,000 that was scheduled to vest in approximately equal monthly installments over three years from the date his or her service on the board commenced. If the individual received an initial grant prior to the date the 2014 Outside Director Compensation Program was adopted, and the value of the initial grant granted in connection with his joining our Board of Directors had a grant date fair value of less than $150,000 such individual was granted an additional option to purchase shares having a grant date fair value of $150,000 as of February 2014 minus the number of shares of his initial grant. Each such option grant was scheduled to vest in approximately equal monthly installments over three years from the date his or her service on the board commenced. In all cases, the grant date fair value was computed in accordance with the Black-Scholes option valuation methodology.

        Additionally, under the 2014 Outside Director Compensation Program, each Outside Director was eligible to receive an annual fee of $30,000 for serving on our Board of Directors. In addition to the annual fee to which all Outside Directors were entitled, the lead director was entitled to an annual fee of $25,000. The chairperson and members of our then-standing committees of our Board of Directors were entitled to the following annual fees:

Board Committee	Chairperson Fee	Member Fee
Audit Committee	$17,000	$7,500
Compensation Committee	$10,000	$5,000
Nominating and Corporate Governance Committee	$6,000	$2,500

Post-Initial Public Offering Outside Director Compensation Policy

        Our Board of Directors approved the terms and parameters of the compensation for the Outside Directors, and in April 2014, at the direction of the Board of Directors, our compensation committee memorialized these terms in a policy that became effective as of the date of our initial public offering. Under the policy, our Outside Directors receive compensation in the form of equity granted under the terms of our 2014 Equity Incentive Plan, or the 2014 Plan, and cash, as described below:

        Initial Option Grant.    Each person who first becomes an Outside Director after the registration date will be granted an option to purchase shares having a grant date fair value equal to $300,000, or the Initial Option. The Initial Option will be automatically granted on the date the individual first becomes an Outside Director. The shares underlying the Initial Option will vest and become exercisable in 36 approximately equal monthly installments over three years from the commencement of the individual's service as an Outside Director, subject to continued service as a director through the applicable vesting date. If a director's status changes from an employee director to an Outside Director, he or she will not receive an Initial Option.

        Annual Option Grant.    On the date of each annual meeting of our stockholders, each Outside Director who has served on our Board of Directors for at least the preceding six months will be granted an option to purchase shares having a grant date fair value equal to $150,000, or the Annual

Option. The shares underlying the Annual Option will vest and become exercisable in 12 approximately equal monthly installments over one year from the grant date. However, if the last vesting date is scheduled to occur on or after the next year's annual meeting of our stockholders, then the shares that would otherwise vest and become exercisable on the 12-month anniversary of the grant date will instead vest and become exercisable on the day prior to that next year's annual meeting of stockholders.

        The exercise price per share of each stock option granted under the outside director compensation policy will be the fair market value of a share of our common stock, as determined in accordance with our 2014 Plan, on the date of the option grant. With respect to the Initial Option and Annual Option, the grant date fair value is computed in accordance with the Black-Scholes option valuation methodology or such other methodology our Board of Directors or compensation committee may determine. Under the terms of the 2014 Plan, if the service of an Outside Director is terminated on or following a change in control, other than pursuant to a voluntary resignation, his or her options will vest fully and become immediately exercisable.

        Cash Compensation.    Beginning with fiscal year 2015, each Outside Director will receive an annual retainer of $30,000 in cash for serving on our Board of Directors, or the Annual Fee. In addition to the Annual Fee, beginning with the fiscal year 2015 the lead independent director will be entitled to an additional annual retainer of $25,000 in cash.

        In lieu of cash fees, directors were able to elect to receive shares of our common stock and each director did so for fees for both pre- and post-IPO fees for fiscal year 2014.

        Beginning with fiscal year 2015, the chairperson and members of the three standing committees of our Board of Directors will be entitled to the following annual cash retainers:

Board Committee	Chairperson Fee	Member Fee
Audit Committee	$17,000	$7,500
Compensation Committee	$10,000	$5,000
Nominating and Corporate Governance Committee	$6,000	$2,500

        All cash retainers under the policy will be paid in quarterly installments to each Outside Director who has served in the relevant capacity at any point during the immediately preceding fiscal quarter no later than 30 days following the end of such preceding fiscal quarter.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our executive officers, directors and ten percent stockholders to file reports of ownership and changes in ownership with the SEC. Based upon a review of filings with the SEC and/or written representations that no other reports were required, we believe that all reports for the Company's executive officers and directors that were required to be filed under Section 16 of the Exchange Act were timely filed during 2014, except as disclosed below:

  •
  The initial Form 3 required to be filed at the time of our initial public offering by a group comprised of Upfront II, L.P., Upfront GP II, L.P., Upfront II Investors, L.P., Upfront II Partners, L.P., Upfront GP III, L.P., Upfront III, L.P., Upfront III Investors, L.P. and Upfront III Partners, L.P., collectively a ten percent stockholder, was timely filed on May 15, 2015; however, Upfront II, L.P. was not included on the Form 3. An amended Form 3, which included Upfront II, L.P., was filed on June 12, 2014. Accordingly, Upfront II, L.P. did not timely file its initial Form 3.

  •
  On May 16 and May 21, 2014, James Nguyen, our Executive Vice President, Corporate and Partner Development and Secretary, purchased 1,800 and 950 shares, respectively. These trades were reported late on May 30, 2014. Mr. Nguyen is no longer required to file reports under Section 16.

  •
  The initial Form 3 required to be filed at the time of our initial public offering by John Pierantoni, our Chief Accounting Officer, was filed late on May 30, 2014.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information regarding beneficial ownership of our common stock as of February 28, 2015 by:

  •
  each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of our common stock;

  •
  each of our named executive officers;

  •
  each of our directors; and

  •
  all executive officers and directors as a group.

        We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially own, subject to community property laws where applicable. In computing the number of shares of our common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of our common stock subject to options or restricted stock units held by that person that are currently exercisable or exercisable within 60 days of February 28, 2015. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. We have based percentage ownership of our common stock on 80,379,317 shares of our common stock outstanding as of February 28, 2015. Unless otherwise indicated, the address of each beneficial owner listed on the table below is c/o TrueCar, Inc., 120 Broadway, Suite 200, Santa Monica, California 90401.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Shares Outstanding
5% Stockholders:
Entities affiliated with United Services Automobile Association(1)	14,494,003	17.9
Scott Painter(2)	10,627,434	11.9
Entities affiliated with Upfront Ventures(3)	9,585,332	11.9
Pacific Sequoia Holdings LLC(4)	7,576,986	9.4
Vulcan Capital Growth Equity LLC(5)	5,527,441	6.8
Entities affiliated with Anthem Ventures(6)	5,332,001	6.6
Named Executive Officers and Directors:
Scott Painter(2)	10,627,434	11.9
John Krafcik(7)	213,193	*
John Stephenson(8)	208,093	*
Abhishek Agrawal(9)	14,164	*
Todd Bradley(10)	30,463	*
Robert Buce(11)	461,965	*
Christopher Claus(12)	78,656	*
Steven Dietz(13)	9,640,280	12.0
Thomas Gibson(14)	45,177	*
Ion Yadigaroglu(15)	2,020,007	2.5
All executive officers and directors as a group (13 persons)(16)	26,473,381	26.4

*
Represents beneficial ownership of less than 1%.

(1)
As reported on Schedule 13G filed with the SEC on February 17, 2015, consists of (i) 12,432,344 shares held of record by United Services Automobile Association ("USAA") (ii) 1,633,347 shares held of record by USAA Property Holdings, Inc. ("UPHI"), a wholly owned subsidiary of USAA, and (iii) 428,312 shares issuable to USAA pursuant to a warrant exercisable within 60 days of February 28, 2015. The address for each of these entities is 9800 Fredericksburg Road, San Antonio, Texas 78288.

(2)
As reported on Schedule 13G filed with the SEC on February 13, 2015 and updated from Company records, consists of (i) 1,796,319 shares held of record by Mr. Painter, including 1,409,332 shares pledged as collateral to secure a line of credit, (ii) 3,147 shares held of record by Mr. Painter as Custodian for Indy Painter under the California Uniform Transfers to Minors Act, (iii) 3,147 shares held of record by Mr. Painter as Custodian for Luke Painter under the California Uniform Transfers to Minors Act, (iv) 3,147 shares held of record by Mr. Painter as Custodian for Noah Painter under the California Uniform Transfers to Minors Act, (v) 3,147 shares held of record by Mr. Painter as Custodian for Zoe Painter under the California Uniform Transfers to Minors Act, (vi) 8,813,647 shares exercisable within 60 days of February 28, 2015, and (vii) 4,880 shares issuable upon vesting of restricted stock units within 60 days of February 28, 2015.

(3)
As reported on Schedule 13G filed with the SEC on February 17, 2015, consists of (i) 5,138,807 shares held of record by Upfront II, L.P., (ii) 1,945,375 shares held of record by Upfront III, L.P., (iii) 1,501,260 shares held of record by Upfront GP II, L.P., (iv) 559,248 shares held of record by Upfront II Investors, L.P., (v) 206,202 shares held of record by Upfront GP III, L.P., (vi) 139,397 shares held of record by Upfront II Partners, L.P., (vii) 63,152 shares held of record by Upfront III Investors, L.P. and (viii) 31,891 shares held of record by Upfront III Partners, L.P. GRP Management Services, Inc. is the sole general partner of Upfront II, L.P., Upfront II Partners, LP, Upfront GP II, L.P., and Upfront II Investors, L.P. Upfront Ventures Management, Inc. is the sole general partner of Upfront III, L.P., Upfront GP III, L.P., Upfront III Partners, L.P. and Upfront III Investors, L.P. The investment committee members of both GRP Management Services, Inc. and Upfront Ventures Management, Inc. are Steven Dietz, Yves B. Sisteron and Mark Suster. These investment committee members jointly exercise voting and dispositive control over the shares directly held by each fund. The address for each of these entities is c/o Upfront Ventures, 2121 Avenue of the Stars, Suite 1630, Los Angeles, California 90067.

(4)
As reported on Schedule 13G filed with the SEC on February 13, 2015, consists of 7,576,986 shares held of record by Pacific Sequoia Holdings LLC, ("PSHL"). Jeffrey S. Skoll is the indirect sole member of PSHL and has sole authority to direct the voting and disposition of the shares held by PSHL. The address for each of PSHL and Mr. Skoll is 250 University Avenue, Palo Alto, California 94301.

(5)
As reported on Schedule 13G filed with the SEC on February 17, 2015, consists of (i) 4,860,775 shares held of record by Vulcan Capital Growth Equity LLC ("Vulcan"), and (ii) 666,666 shares held of record by Vulcan issuable pursuant to a warrant exercisable within 60 days of February 28, 2015. Cougar Investment Holdings LLC ("Cougar") is the managing member of Vulcan Capital Growth Equity Management LLC, the manager of Vulcan. Paul G. Allen, as the sole stockholder of Cougar, has sole voting and dispositive power with respect to the shares being held by Vulcan. The address for each of these entities is c/o Vulcan Capital Growth Equity LLC, 505 Fifth Avenue S., Suite 900, Seattle, Washington 98104.

(6)
As reported on Schedule 13G filed with the SEC on February 26, 2015, consists of (i) 3,143,768 shares held of record by Anthem Ventures Fund, L.P. ("AVF") and for which Anthem Venture Investors, LLC ("AVI LLC") serves as its general partner, (ii) 1,868,866 held of record by Anthem Ventures Annex Fund, LP ("AVAF") and for which Anthem Venture Annex Investors, LLC ("AVAI LLC") serves as its general partner, (iii) 101,434 shares held of record by Anthem/MIC Strategic Partners, L.P. ("ASP") and for which Anthem Strategic Capital, LLC ("ASC LLC") serves as its general partner, (iv) 38,655 shares held of record by Anthem Venture Management DP

  Pension Plan, LLC ("AVM"), (v) 171,778 shares held of record by TC Profits, L.P. ("TCP") and for which Public Venture Investors, LLC ("PVI LLC") serves as general partner, and (vi) 7,500 shares held of record by PVI LLC. William R. Woodward, as the managing member of AVI LLC, AVAI LLC, ASC LLC and PVI LLC and the trustee of AVM, has sole voting and dispositive power with respect to the shares held by AVF, AVAF, ASP, AVM, TCP and PVI LLC. In addition, Mr. Woodward has sole voting and dispositive power with respect to (a) 101,000 shares held of record by WRW Investments L.P. for which he serves as general partner, (b) 6,000 shares held of record by each of DLW 1997 Investment Trust, HRW 1997 Investment Trust, TBW 2005 Investment Trust and LAW 1997 Investment Trust for which he serves as trustee, (c) 20,000 shares held of record by an individual retirement account for the benefit of Mr. Woodward, and (d) 77,000 shares held of record by Mr. Woodward. The address for each of these entities is c/o Anthem Venture Partners, 225 Arizona Avenue, Suite 200, Santa Monica, California 90401.

(7)
Consists of (i) 10,559 shares held of record by Mr. Krafcik, (ii) 200,060 shares exercisable within 60 days of February 28, 2015, and (iii) 2,574 shares issuable upon vesting of restricted stock units within 60 days of February 28, 2015.

(8)
Consists of 208,093 shares exercisable within 60 days of February 28, 2015.

(9)
Consists of 14,164 shares exercisable within 60 days of February 28, 2015.

(10)
Consists of (i) 862 shares held of record by Mr. Bradley, and (ii) 29,601 shares exercisable within 60 days of February 28, 2015.

(11)
Consists of (i) 85,970 shares held of record by Mr. Buce, and (ii) 375,995 shares exercisable within 60 days of February 28, 2015.

(12)
Consists of (i) 70,000 shares held of record by Mr. Claus, and (ii) 8,656 shares exercisable within 60 days of February 28, 2015.

(13)
Consists of (i) the shares listed in footnote (3) above, which are held by entities affiliated with Upfront Ventures, (ii) 17,114 shares held of record by Mr. Dietz, (iii) 20,470 shares held of record by The Dietz Family Trust for which Mr. Dietz serves as trustee, (iv) 900 shares held of record by Mr. Dietz's elder son, (v) 1,000 shares held of record by Mr. Dietz's younger son, (vi) 1,300 shares held of record by Mr. Dietz's daughter, and (vii) 14,164 shares exercisable within 60 days of February 28, 2015. Mr. Dietz has sole voting and investment control over the shares held by The Dietz Family Trust.

(14)
Consists of (i) 5,186 shares held of record by Mr. Gibson, and (ii) 39,991 shares exercisable within 60 days of February 28, 2015.

(15)
Consists of (i) 14,164 shares issuable upon an option that is exercisable within 60 days of February 28, 2015, (ii) 808,276 shares held of record by The Skoll Foundation ("Foundation"), (iii) 689,444 held of record by The Skoll Fund ("Fund"), (iv) 244,314 shares held of record by Capricorn S.A. SICAV—SIF-Global Non-Marketable Strategies Sub-Fund ("Capricorn SA"), (v) 197,519 shares held of record by Capricorn AIP—Private Investment Fund I, L.P. ("Capricorn AIP"), (vi) 31,031 shares held of record by HIT Splitter, L.P. ("HSLP"), (vii) 27,599 shares held of record by Carthage, L.P. ("Carthage"), and (viii) 7,660 shares held of record by Capricorn Investment Group LLC ("Capricorn Group"). Capricorn Group serves as the investment manager for Foundation, Fund and Capricorn SA, and is the general partner of Capricorn AIP, HSLP and Carthage. Capricorn Group has sole voting and investment control over the shares held by Foundation, Fund, Capricorn SA, Capricorn AIP, HSLP and Carthage, in addition to having sole voting and investment control over the shares it holds directly. Capricorn Group is an SEC-registered investment adviser. Voting and dispositive decisions on behalf of Capricorn Group are made by an investment committee consisting of four individuals, including Mr. Yadigaroglu, and accordingly, Mr. Yadigaroglu may be deemed to share voting and investment control with respect to the shares held by Foundation, Fund, Capricorn SA, Capricorn AIP, HSLP and Carthage. The address for Mr. Yadigaroglu is c/o Capricorn Investment Group LLC, 250 University Avenue, Palo Alto, California 94301.

(16)
Consists of (i) 13,918,177 shares beneficially owned by our current directors and executive officers, and (ii) 12,555,204 shares subject to outstanding options which are exercisable within 60 days of February 28, 2015

 EXECUTIVE COMPENSATION

        Our named executive officers for 2014, which consist of our principal executive officer and the next two most highly compensated executive officers, are:

  •
  Scott Painter, our Chief Executive Officer and Chairman of the Board;

  •
  John Krafcik, our President and member of the Board; and

  •
  John Stephenson, our Chief Risk Management Officer and Executive Vice President.

2014 Summary Compensation Table

        The following table shows compensation awarded to, paid to or earned by the persons named below for each of the years ended December 31, 2014 and 2013 during which such persons qualified as named executive officers of our Company. Mr. Krafcik and Mr. Stephenson joined the Company in 2014, and thus no information is included for these individuals for 2013.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)		Total ($)
Scott Painter	2014	450,000	—		752,064	18,419,146	490,762	37,209	(3)	20,149,181
Chief Executive Officer and Chairman	2013	313,186	231,918	(4)	—	5,201,179	756,594	32,917	(5)	6,535,794
of the Board
John Krafcik	2014	250,000	98,682	(6)	839,456	6,101,958	252,306	22,142	(7)	7,564,544
President and member of the Board
John Stephenson	2014	248,798	75,060	(8)	—	6,794,050	279,875	124,441	(9)	7,522,225
Chief Risk Management Officer

(1)
The amounts reported represent the aggregate grant-date fair value of the restricted stock units ("RSUs") and options awarded to the named executive officer, calculated in accordance with FASB ASC Topic 718. Such grant-date fair value does not take into account any estimated forfeitures related to service-vesting conditions. The assumptions used in calculating the grant-date fair value of the RSUs and options reported in this column are set forth in Note 9 to our audited consolidated financial statements included in our Annual Report on Form 10-K, as filed with the SEC.

(2)
The amounts reported represent payments earned under the 2014 Incentive Plan. All such amounts were paid in August 2014 and March 2015.

(3)
Amount reflects the aggregate incremental costs of perquisites and other personal benefits, including, among other things, the costs related to a car allowance and other personal furnishings.

(4)
Amount represents a discretionary one-time non-recurring bonus award paid to Mr. Painter outside of our typical bonus cycle in recognition of expenses incurred in 2013 in furtherance of his duties to us. The full amount of the bonus was paid in February 2014.

(5)
Amount reflects the aggregate incremental cost of perquisites and other personal benefits, including, among other things, the costs related to personal travel costs and life insurance premiums.

(6)
Amount represents a one-time signing bonus paid in connection with Mr. Krafcik joining the Company as President in April 2014.

(7)
Amount reflects 401(k) employer matching contributions of $5,393 and the aggregate incremental costs of perquisites and other personal benefits and personal furnishings.

(8)
Amount represents a one-time signing bonus paid in connection with Mr. Stephenson joining the Company in April 2014.

(9)
Amount reflects 401(k) employer matching contributions of $3,750 and the aggregate incremental costs of perquisites and other personal benefits, including, among other things, the costs related to temporary housing costs in Santa Monica, California utilized by Mr. Stephenson, and transportation costs in connection with Mr. Stephenson commuting to our principal executive offices in Santa Monica, California. Tax reimbursements were paid related to certain expenses. Mr. Stephenson received $35,538 in tax gross-ups from the Company in 2014.

Executive Employment Arrangements

        We have entered into employment agreements with Messrs. Painter, Krafcik and Stephenson. These agreements provide for at-will employment and generally include the named executive officer's base salary, an indication of eligibility for an annual performance-based bonus opportunity, equity awards and certain severance and change of control benefits. These employment arrangements are described below and in "Potential Payments upon Termination, Change of Control or Certain Other Events" below.

  Scott Painter

        For 2014, Mr. Painter, our Founder, Chief Executive Officer and Chairman of the Board, had an annual base salary of $450,000 and an annual performance-based bonus opportunity targeted at 100% of his base salary.

        We entered into an amended and restated employment agreement on December 20, 2012 with Mr. Painter (the "Painter Employment Agreement"). On February 1, 2014, our compensation committee approved certain changes to Mr. Painter's compensation (the "Approved Terms"). The Company and Mr. Painter expect to enter into a further amended and restated employment agreement to memorialize the Approved Terms. Except as noted herein, the Approved Terms do not change the terms of the Painter Employment Agreement. Under the Approved Terms, Mr. Painter's annual base salary was set at $450,000, and he is entitled to participate in the Company employee benefit plans of general applicability to our other senior executives. Under the Painter Employment Agreement, Mr. Painter will be eligible for an annual performance-based bonus opportunity of 100% of his base salary, which includes a semi-annual bonus component (representing 50% of his total annual bonus opportunity) and a year-end stretch bonus component (representing the other 50% of his total annual bonus opportunity). The Painter Employment Agreement required this structure to continue through our initial public offering (as such term is defined in the Painter Employment Agreement and summarized below), and under the Approved Terms, Mr. Painter will continue to have semi-annual bonus and year-end stretch bonus components.

        Pursuant to the terms of the Painter Employment Agreement, Mr. Painter was eligible to receive certain stock options, including an annual grant (until the earlier of our initial public offering or change of control (as such term is defined in the Painter Employment Agreement and summarized below)) covering a number of shares in an amount not to exceed 1% of our then-fully diluted shares outstanding, with the exact number calculated in accordance with the terms of the Painter Employment Agreement. Pursuant to the Approved Terms, Mr. Painter is eligible for an annual stock option grant (until the earlier of four years or a change of control (as such term is defined in the Painter Employment Agreement and summarized below)) covering a number of shares in an amount not to exceed 1% of our fully diluted shares calculated on a treasury-stock method as of December 31 of the applicable year. Under the Approved Terms, the exact number of shares will be calculated based on our performance against metrics determined by our Board of Directors (or its delegate); provided, however, that the nominal value of the shares subject to the annual equity award (calculated based on the face value of the shares as of the grant date) in any given year will not exceed $10,000,000. The Painter Employment Agreement also provides that all of his current and future stock options will permit exercise via a net exercise feature and will be early exercisable as to unvested shares, subject to our right to repurchase any unvested shares upon termination of employment. Beginning with the earlier of four years or a change of control, no additional option grants or other equity awards to Mr. Painter will be required under the Approved Terms (or the Painter Employment Agreement), and any additional stock options or other equity grants to Mr. Painter will be made in the sole discretion of our Board of Directors (or its authorized delegate).

        Please see "Potential Payments upon Termination, Change of Control or Certain Other Events" below for additional information on the Painter Employment Agreement.

  John Krafcik

        For 2014, Mr. Krafcik, our President and member of the Board of Directors, had an annual base salary of $375,000 and an annual performance-based bonus opportunity targeted at $375,000 (100% of his base salary). Mr. Krafcik's annual bonus opportunity was pro-rated for his April 2014 start date.

        We entered into an employment agreement on May 1, 2014 with Mr. Krafcik (the "Krafcik Employment Agreement"). Pursuant to the Krafcik Employment Agreement, we agreed to recommend that Mr. Krafcik receive a stock option to purchase 1,000,000 shares of Company common stock (which equated to 666,666 shares after giving effect to the 2-for-3 reverse stock split in May 2014) and 100,000 restricted stock units (which equated to 66,666 restricted stock units after giving effect to the reverse stock split). As described under "Equity Grants to our Named Executive Officers" below, in May 2014 Mr. Krafcik was granted an option to purchase 866,666 shares of Company common stock and 61,553 restricted stock units in lieu of the equity awards set forth in the Krafcik Employment Agreement. As further described below, the restricted stock units are subject to time-based vesting with an additional performance-based requirement. Pursuant to the Krafcik Employment Agreement, Mr. Krafcik is eligible to receive awards of stock options, restricted stock or other equity awards pursuant to any plans or arrangements we may have in effect from time to time and to participate in executive benefit plans and programs of the Company on the same terms and conditions as other similarly-situated employees. The Krafcik Employment Agreement provides that all of his current and future stock options will permit exercise via a net exercise feature. Under the terms of the Krafcik Employment Agreement, Mr. Krafcik also was entitled to receive $100,000 in a combination of relocation reimbursements and a sign-on bonus.

        Please see "Potential Payments upon Termination, Change of Control or Certain Other Events" below for additional information on the Krafcik Employment Agreement.

  John Stephenson

        For 2014, Mr. Stephenson, our Chief Risk Management Officer and Executive Vice President, had an annual base salary of $375,000 and an annual performance-based bonus opportunity targeted at $375,000 (100% of his base salary). Mr. Stephenson's annual bonus opportunity was pro-rated for his April 2014 start date.

        We entered into an employment agreement on May 1, 2014 with Mr. Stephenson (the "Stephenson Employment Agreement"). Pursuant to the Stephenson Employment Agreement, we agreed to recommend that Mr. Stephenson receive a stock option to purchase 1,300,000 shares of Company common stock (which equated to 866,666 shares after giving effect to the 2-for-3 reverse stock split in May 2014). This was granted to him in May 2014 and is described below. In addition, pursuant to the Stephenson Employment Agreement, Mr. Stephenson is eligible to receive awards of stock options, restricted stock or other equity awards pursuant to any plans or arrangements we may have in effect from time to time and to participate in executive benefit plans and programs of the Company on the same terms and conditions as other similarly-situated employees. The Stephenson Employment Agreement provides that all of his current and future stock options will permit exercise via a net exercise feature. Under the terms of the Stephenson Employment Agreement, Mr. Stephenson also was entitled to receive $100,000 in a combination of relocation reimbursements and a sign-on bonus.

        Please see "Potential Payments upon Termination, Change of Control or Certain Other Events" below for additional information on the Stephenson Employment Agreement.

Potential Payments upon Termination, Change of Control or Certain Other Events

  Scott Painter

        Pursuant to the terms of the Painter Employment Agreement, if we terminate Mr. Painter's employment other than for cause, or we constructively terminate (as such term is defined in the Painter Employment Agreement and summarized below) Mr. Painter's employment, and in either case, Mr. Painter signs and does not revoke a release of claims against us, then Mr. Painter will be entitled to receive: (i) continuing severance pay at a rate equal to his base salary rate for a period of 12 months from the date of termination (the "Painter Severance Period"); and (ii) reimbursement for the payments Mr. Painter makes for coverage under COBRA for up to the length of the Painter Severance Period (less any amount Mr. Painter would have contributed had he remained employed). Additionally, Mr. Painter will remain eligible to earn his annual bonus for the year in which the termination occurs, with such bonus amount calculated based on actual performance results during the performance period, pro-rated as applicable based on Mr. Painter's termination date. The Painter Employment Agreement provides that any severance payments and benefits to Mr. Painter will be subject to a delay in payment if and to the extent required by Section 409A.

        If we undergo a change of control, pursuant to the terms of the Painter Employment Agreement, 100% of his then-unvested and outstanding stock options will fully vest if: (i) we terminate Mr. Painter's employment involuntarily other than for cause or his employment is constructively terminated within nine months following the change of control (subject to Mr. Painter signing and not revoking a release of claims), or (ii) Mr. Painter remains employed with us (or any successor) for nine months following the change of control.

  Definitions

        As used in this section, "cause" means: (i) Mr. Painter's breach of the Painter Employment Agreement, or any confidentiality agreement or invention assignment agreement between him and us (or any affiliate of ours); (ii) Mr. Painter causing us to enter into any single agreement that obligates us to invest or spend $3 million or more of our funds without first obtaining approval from our Board of Directors for such action; (iii) Mr. Painter being convicted of, or entering a plea of nolo contendere to, any felony; or (iv) Mr. Painter's willful and knowing violation of any federal or state law or regulation applicable to our business, which willful and knowing violation was or is likely to have a detrimental effect on our business that is not immaterial.

        As used in this section, "change of control" means: (i) the acquisition of us by another entity, by means of any transaction or series of related transactions, unless our stockholders hold, immediately after such transaction or series of related transactions, at least 50% of the voting power of the surviving or acquiring entity; or (ii) a sale of all or substantially all of our assets.

        As used in this section, "constructively terminates" means Mr. Painter's termination of employment as a result of the occurrence, without Mr. Painter's consent, of any of the following: (i) a material reduction in Mr. Painter's base salary, excluding the substitution of substantially equivalent compensation and benefits that is applicable to all of our senior management; (ii) Mr. Painter's removal from his position, duties or responsibilities as outlined in the Painter Employment Agreement, in each case which results in a material diminution of Mr. Painter's authority, duties or responsibilities; or (iii) Mr. Painter's relocation to a location more than 50 miles from our Los Angeles, California office location; provided, however, that in the event Mr. Painter believes that grounds exist for him to constructively terminate, then he agrees to provide our Board of Directors with written notice specifying the purported grounds for such belief and we will have 30 days after receipt of such written notice to cure such purported grounds (unless such purported grounds by their nature cannot be cured, in which case notice and an opportunity to cure shall not be required).

  John Krafcik and John Stephenson

        The terms of the Krafcik Employment Agreement and the Stephenson Employment Agreement related to potential payments upon termination, change of control and certain other events are the same. The description below applies to each agreement, and refers to Messrs. Krafcik and Stephenson, as applicable, as "the Executive". Under the agreements, if we terminate the Executive's employment with us for a reason other than cause (as such term is defined in the Executive's employment agreement and summarized below), the Executive's employment with us terminates due to his death or disability (as such term is defined in the Executive's employment agreement and summarized below), or the Executive resigns from his employment for good reason (as such term is defined in the Executive's employment agreement and summarized below), and in each case, such termination occurs prior to a change of control, then, subject to the Executive signing a release of claims agreement with us and his continued compliance with a confidential information agreement entered into with us, he will receive: (i) continuing payments of his base salary for a period of time commencing immediately after his separation of service through the date that is six months following the separation date, plus an additional two months for every fully completed year of service with us (measured from his original start date with us or any predecessor to us), but not to exceed a total of twelve months (the "Executive Severance Period"); (ii) the immediate vesting of each of his then outstanding stock options and shares of restricted stock as to the number of shares that otherwise would have vested had he remained our employee through the 12-month anniversary of the termination date; and (iii) reimbursement for the payments he makes for medical, vision and dental under COBRA up to the full Executive Severance Period (the "COBRA Coverage"). If we cannot provide any COBRA Coverage to which the Executive becomes entitled without a violation of applicable laws, we may instead provide a monthly cash payment, plus an amount to cover the taxes on such payment, during the Executive Severance Period (which the Executive may, but does not have to, use toward his health care continuation costs). If we cannot provide these cash payments in lieu of COBRA Coverage without violating applicable law, then we will not provide the Executive with the COBRA Coverage or these cash payments.

        If we terminate the Executive's employment for a reason other than cause, the Executive's employment terminates due to his death or disability, or the Executive resigns from his employment for good reason, and in each case, such termination occurs during the period beginning upon the closing of a change of control and ending on the 12-month anniversary of the closing of the change of control (the "Change of Control Period"), then, subject to the Executive signing a release of claims agreement with us and his continued compliance with a confidential information agreement entered into with us, he will receive: (i) continuing payments of his base salary during the Executive Severance Period; (ii) the immediate vesting as to 100% of his then outstanding stock options and shares of restricted stock; and (iii) the COBRA Coverage (or the cash payments in lieu thereof, as described above, unless doing so would violate applicable laws).

        If we terminate the Executive's employment for a reason other than cause, the Executive's employment terminates due to his death or disability, or the Executive resigns from his employment for good reason, and in each case, such termination occurs after the expiration of the Change of Control Period, then, subject to the Executive signing a release of claims agreement with us and his continued compliance with a confidential information agreement entered into with us, he will receive: (i) continuing payments of his base salary during the Executive Severance Period; and (ii) the COBRA Coverage (or the cash payments in lieu thereof, as described above, unless doing so would violate applicable laws).

        In the event of a change of control that occurs while the Executive remains our employee, if the Executive remains employed with us (or any successor) as of immediately following the end of the Change of Control Period, then 100% of any stock options and shares of restricted stock held by the Executive as of the closing of the change of control will vest and become fully exercisable.

        The Krafcik Employment Agreement and Stephenson Employment Agreement each provide that any severance payments and benefits to Messrs. Krafcik and Stephenson will be subject to a delay in payment if and to the extent required by Section 409A. In the event that the severance payments and other benefits payable to an Executive constitute "parachute payments" under Section 280G of the U.S. tax code and would be subject to the applicable excise tax, then the Executive's severance and other benefits will be either: (i) delivered in full; or (ii) delivered to such lesser extent which would result in no portion of such benefits being subject to the excise tax, whichever results in the receipt by the Executive on an after-tax basis of the greatest amount of benefits.

  Definitions

        As used in this section, "cause" means: (i) the Executive's failure to perform his assigned duties or responsibilities as an employee (other than a failure resulting from his disability) after written notice thereof from us describing his failure to perform such duties or responsibilities; (ii) the Executive engaging in any act of dishonesty, fraud or misrepresentation with respect to us; (iii) the Executive's violation of any federal or state law or regulation applicable to our business or our affiliates; (iv) the Executive's breach of any confidentiality agreement or invention assignment agreement; or (v) the Executive being convicted of, or entering a plea of nolo contendere to, any crime.

        As used in this section, "change of control" means: (i) a change in our ownership which occurs on the date that any person, or persons acting as a group, acquires ownership of our stock that, together with the stock held by such person, constitutes more than 50% of the total voting power of our stock; (ii) a change in the effective control of us which occurs on the date that a majority of the members of our Board of Directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of our Board of Directors prior to the date of the appointment or election; or (iii) a change in the ownership of a substantial portion of our assets which occurs on the date that any person, or persons acting as a group, acquires assets from us that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of our assets immediately prior to such acquisition or acquisitions.

        As used in this section, "disability" means the Executive: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not more than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering our employees.

        As used in this section, "good reason" means the Executive's resignation within 30 days following the expiration of a cure period (discussed below) following the occurrence of one or more of the following, without the Executive's consent: (i) a material reduction in the Executive's base salary, excluding the substitution of substantially equivalent compensation and benefits, that is applicable to all of our senior management; (ii) a material reduction of the Executive's authority, duties or responsibilities, unless the Executive is provided with a comparable position; provided, however, that a reduction in authority, duties, or responsibilities solely by virtue of us being acquired and made part of a larger entity whether as a subsidiary, business unit or otherwise (as, for example, when our Chief Executive Officer remains as such following an acquisition where we become a wholly owned subsidiary of an acquirer, but is not made the Chief Executive Officer of the acquiring corporation) will not constitute "good reason"; or (iii) a material change in the geographic location of the Executive's primary work facility or location; provided, that a relocation of 50 miles or less from the Executive's then present location or to the Executive's home as his primary work location will not be considered a material change in geographic location. In order for an event to qualify as good reason, the Executive must not terminate employment with us without first providing us with written notice of the acts or omissions constituting the grounds for "good reason" within 90 days of the initial existence of the grounds for "good reason" and a reasonable cure period of not less than 30 days following the date of such notice, and such grounds must not have been cured during such time.

  2014 Equity Incentive Plan

        Our 2014 Equity Incentive Plan, or the 2014 Plan, provides that in the event of a "merger" or "change in control," as defined under the 2014 Plan, each outstanding award will be treated as the administrator determines, except that if a successor corporation or its parent or subsidiary does not assume or substitute an equivalent award for any outstanding award, then such award will fully vest, all restrictions on such award will lapse, all performance goals or other vesting criteria applicable to such award will be deemed achieved at 100% of target levels, and such award will become fully exercisable, if applicable, for a specified period prior to the transaction. The award will then terminate upon the expiration of the specified period of time. If the service of an outside director is terminated on or following a change in control, other than pursuant to a voluntary resignation, his or her options, restricted stock units and stock appreciation rights, if any, will vest fully and become immediately exercisable, all restrictions on his or her restricted stock will lapse, and all performance goals or other vesting requirements for his or her performance shares and units will be deemed achieved at 100% of target levels, and all other terms and conditions met.

  2008 Stock Plan

        Our 2008 Stock Plan provides that in the event of a merger or change in control, as defined therein, each outstanding award will be treated as the administrator determines, and unless determined otherwise by the administrator, will be assumed or an equivalent award substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation in a merger or change in control refuses to assume or substitute for the award, then the participant will fully vest in and have to right to exercise the award that is not assumed or substituted as to all of the award (including shares as to which it would not otherwise be vested or exercisable). If an award is not assumed or substituted for in connection with a merger or change in control, the administrator will notify the participant in writing or electronically that the award will be fully exercisable for a period of time as determined by the administrator in its sole discretion and the award will terminate upon expiration of such period for no consideration, unless otherwise determined by the administrator.

  Amended and Restated 2005 Stock Plan

        Our Amended and Restated 2005 Stock Plan (or the 2005 Stock Plan) provides that in the event of a merger or change in control, as defined therein, each outstanding award will be treated as the administrator determines, and unless determined otherwise by the administrator, will be assumed or an equivalent award substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation in a merger or change in control refuses to assume or substitute for the award, then the participant will fully vest in and have to right to exercise the award that is not assumed or substituted as to all of the award (including shares as to which it would not otherwise be vested or exercisable). If an award is not assumed or substituted for in connection with a merger or change in control, the administrator will notify the participant in writing or electronically that the award will be fully exercisable for a period of time as determined by the administrator in its sole discretion and the award will terminate upon expiration of such period for no consideration, unless otherwise determined by the administrator.

Equity Grants to our Named Executive Officers

  Scott Painter

        On February 22, 2013 and May 2, 2013, we granted Mr. Painter options to purchase 392,330 shares and 130,776 shares, respectively, of our common stock, each at an exercise price per share of $7.92. Each of these options was granted pursuant to our 2005 Stock Plan and vests over a four-year period as follows: one forty-eighth of the shares subject to the option vest on the one-month anniversary of the grant date and one forty-eighth of the shares vest monthly thereafter.

        On October 22, 2013, we granted Mr. Painter an option to purchase 561,296 shares of our common stock at an exercise price per share of $8.88 pursuant to our 2005 Stock Plan. The option is subject to time-based vesting with an additional performance-based requirement as follows: shares become eligible for time-based vesting upon our achievement of goals relating to annual revenue and annual Adjusted EBITDA targets, and if such targets were achieved by December 31, 2013, then one forty-eighth of the shares subject to the option vest on the one-month anniversary of January 1, 2014 and one forty-eighth of the shares vest monthly thereafter. Such targets were achieved by December 31, 2013.

        On January 28, 2014 and February 7, 2014, we granted Mr. Painter options to purchase 112,422 shares and 315,128 shares, respectively, of our common stock at an exercise price per share of $8.90 and $9.26, respectively, pursuant to our 2005 Stock Plan. These options vest over a four-year period as follows: one forty-eighth of the shares subject to the option vest on the one-month anniversary of the grant date and one forty-eighth of the shares vest monthly thereafter.

        On February 7, 2014, we granted Mr. Painter an option to purchase 130,080 shares of our common stock at an exercise price per share of $9.26 pursuant to our 2005 Stock Plan. On the date of grant, 35,230 shares were fully vested with the remaining shares vesting in equal monthly installments over a thirty-five-month period.

        On February 28, 2014, we granted Mr. Painter an option to purchase 1,155,000 shares of our common stock at an exercise price per share of $9.26 pursuant to our 2005 Stock Plan. These options vest over a four-year period as follows: one forty-eighth of the shares subject to the option vested on March 28, 2014 and one forty-eighth of the shares vest monthly thereafter.

        On April 21, 2014, we granted Mr. Painter options to purchase 444,444 shares, 444,444 shares and 444,444 shares of our common stock at an exercise price of $30.00, $45.00 and $60.00, respectively. All three option grants vest over an approximately four-year period as follows: one forty-eighth of the shares subject to the option vested on March 28, 2014 and one forty-eighth of the shares vest monthly thereafter.

        On May 2, 2014, we granted Mr. Painter an option to purchase 676,996 shares of our common stock at an exercise price per share of $12.81 pursuant to our 2005 Stock Plan. On May 21, 2014, we granted Mr. Painter 88,244 restricted stock units pursuant to our 2014 Plan. Both the option and restricted stock units are subject to time-based vesting with an additional performance-based requirement as follows: shares become eligible for time-based vesting upon our achievement of goals relating to annual revenue and annual Adjusted EBITDA targets for 2014. Such targets were achieved at the 88.5% level in 2014. Based on actual performance: (i) 78,096 restricted stock units vest in sixteen equal quarterly installments beginning on March 31, 2015; and (ii) 599,142 options vest in forty-eight equal monthly installments beginning on March 1, 2015, each subject to continued service to us. The remaining 77,854 options and 10,148 restricted stock units were returned to the pool of shares available for grant under the 2014 Plan.

        Each of the above grants also is subject to the provisions set forth under "Potential Payments upon Termination, Change of Control or Certain Other Events—Scott Painter" above.

  John Krafcik

        On May 2, 2014 we granted Mr. Krafcik an option to purchase 866,666 shares of our common stock at an exercise price per share of $12.81 pursuant to our 2005 Stock Plan. The option vests over a four-year period as follows: one forty-eighth of the shares subject to the option vest on June 1, 2014 and one forty-eighth of the shares vest monthly thereafter, subject to continued service to us.

        On May 15 and May 21, 2014, we granted Mr. Krafcik 44,887 and 16,666 restricted stock units, respectively. The grants were pursuant to our 2014 Plan. The restricted stock units are subject to time-based vesting with an additional performance-based requirement as follows: shares become eligible for time-based vesting upon our achievement of goals relating to annual revenue and annual Adjusted EBITDA targets for 2014. Such targets were achieved at the 88.5% level in 2014. Based on actual performance: (i) 39,725 restricted stock units vest in forty-eight equal monthly installments beginning on March 1, 2015 related to May 15, 2014 grant; and (ii) 14,750 restricted stock units vest in sixteen equal quarterly installments beginning on March 31, 2015 related to May 21, 2014 grant, each subject to continued service to us. The remaining 7,078 restricted stock units were returned to the pool of shares available for grant under the 2014 Plan.

        The grants of an option and restricted stock units to Mr. Krafcik in May 2014 were made in lieu of the equity grants provided for under the Krafcik Employment Agreement, as discussed above under "Executive Employment Arrangements—John Krafcik".

        On September 8, 2014, we granted Mr. Krafcik 2,397 restricted stock units and an option to purchase 1,449 shares of our common stock, each at an exercise price per share of $23.47 pursuant to our 2014 Plan. Both the restricted stock units and the option were fully vested on the date of grant.

        Each of the above grants also is subject to the provisions set forth under "Potential Payments upon Termination, Change of Control or Certain Other Events—John Krafcik and John Stephenson" above.

  John Stephenson

        On May 2, 2014, we granted Mr. Stephenson options to purchase 866,666 and 100,000 shares of our common stock, each at an exercise price per share of $12.81 pursuant to our 2005 Stock Plan. The option for 866,666 shares was made pursuant to the Stephenson Employment Agreement and vests over a four-year period as follows: one forty-eighth of the shares subject to the option vested on June 2, 2014 and one forty-eighth of the shares vest monthly thereafter, subject to continued service to us. The option for 100,000 shares is subject to time-based vesting with an additional performance-based requirement as follows: shares become eligible for time-based vesting upon our achievement of goals relating to annual revenue and annual Adjusted EBITDA targets for 2014. Such targets were achieved at the 88.5% level in 2014. Based on actual performance, 88,500 options vest in forty-eight equal monthly installments beginning on March 1, 2015 related to the 100,000 option grant, subject to continued service to us. The remaining 11,500 options were returned to the pool of shares available for grant under the 2014 Plan.

        On September 8, 2014, we granted Mr. Stephenson an option to purchase 5,796 shares of our common stock at an exercise price per share of $23.47 pursuant to our 2014 Plan. The option was fully vested on the date of grant.

        Each of the above grants also is subject to the provisions set forth under "Potential Payments upon Termination, Change of Control or Certain Other Events—John Krafcik and John Stephenson" above.

2014 Incentive Plan

        The 2014 Incentive Plan provided for bonus payments and equity grants to eligible employees determined based primarily upon our achievement of annual financial performance objectives, as described in greater detail below. All of our named executive officers participated in our 2014 Incentive Plan.

        The 2014 Incentive Plan contemplated (i) a portion of the cash bonuses being paid, semiannually, contingent upon achievement of certain revenue targets and Adjusted EBITDA targets; (ii) a portion of the cash bonuses being paid based exclusively on individual performance; and (iii) the remainder of the cash bonuses being subject to the Board of Directors' discretion. The 2014 Incentive Plan contemplated specific, pre-set goals established by the Board of Directors for the first half of 2014 (H1) and full year 2014 (H2). The 2014 Incentive Plan provided that annual equity incentive grants would be made on the basis of our performance for the full year. The 2014 Incentive Plan included a minimum reserve of $1,500,000 for bonuses based exclusively on individual performance. We must have achieved more than 80% of our revenue target along with a minimum Adjusted EBITDA threshold in order for the cash pool to be funded. Funding of the cash pool in H1 was scheduled to reach 60% if we achieved approximately 90% of our base revenue target in addition to an Adjusted EBITDA target. If we achieved 100% of the base revenue plan and a more aggressive Adjusted EBITDA target, then the H1 pool would be funded at 100% of the potential cash pool. The funding of the plan at these levels would be $900,000 and $1,500,000, respectively, for H1, and $1,300,000 and $2,200,000, respectively, for the full year (H2). The discretionary portion of the cash bonus was $880,000 and $1,320,000 for H1 and the full year (H2), respectively. The 2014 Incentive Plan included the potential for achievement of stretch goals which would result in funding of additional cash bonus amounts as well as additional equity grants to reward extraordinary Company performance. The compensation committee evaluated H1 performance at the end of the second quarter of 2014 and full year performance in the first quarter of 2015.

  Determination of Bonus Payments for 2014

        The compensation committee analyzed our performance in 2014, including the Company's successful initial public offering and the individual performance of our employees. The compensation committee determined that the revenue and Adjusted EBITDA targets were achieved at the 100% and 100% levels respectively, resulting in funding at 100% of the potential cash pool for H1 and H2. The compensation committee further determined we achieved our stretch goals at the 85.4% level, resulting in stretch bonuses totaling $3,843,000 across our employee population. In addition, the compensation committee determined that it would be appropriate to recognize the success of our management team and employees by awarding the full amount of the discretionary cash bonus. As a result, our named executive officers were awarded bonuses at or above target levels (with the bonuses for Messrs. Krafcik and Stephenson prorated based on their start dates) as set forth below.

Named Executive Officer	Annual Target Award Opportunity	Actual Award Amount
Scott Painter	$450,000	$490,762
John Krafcik	$375,000	$252,306
John Stephenson	$375,000	$279,875

Outstanding Equity Awards at Fiscal Year-End

        The following table provides information regarding equity awards held by our named executive officers at December 31, 2014.

	Option Awards						Stock Awards
							Number of Shares or Units of Stock that have Not Vested	Market Value of Shares or Units of Stock that have Not Vested
			Number of Securities Underlying Unexercised Options
					Option Exercise Price	Option Expiration Date
Name	Grant Date		Exercisable	Unexercisable
Scott Painter	05/01/2007	(1)	305,372	—	$1.53	05/01/2017
	08/21/2007	(1)	644,444	—	$0.495	08/21/2017
	04/20/2009	(1)	416,121	—	$0.825	04/20/2019
	11/19/2009	(1)	308,332	—	$0.825	11/19/2019
	07/15/2010	(1)	952,273	—	$2.115	07/15/2020
	02/17/2011	(2)(3)	533,733	—	$2.835	02/17/2021
	06/14/2011	(2)(4)	359,962	—	$3.555	06/14/2021
	02/14/2012	(2)(3)	563,904	—	$11.505	02/14/2022
	02/22/2013	(2)(3)	392,330	—	$7.92	02/22/2023
	05/02/2013	(2)(3)	130,776	—	$7.92	05/02/2023
	10/22/2013	(2)(5)	561,296	—	$8.88	10/22/2023
	01/28/2014	(2)(3)	112,422	—	$8.895	01/28/2024
	02/07/2014	(2)(3)	315,128	—	$9.255	02/07/2024
	02/07/2014	(2)(6)	130,080	—	$9.255	02/07/2024
	02/28/2014	(2)(3)	1,155,000	—	$9.255	02/28/2024
	04/21/2014	(2)(7)	444,444	—	$30.00	04/21/2024
	04/21/2014	(2)(7)	444,444	—	$45.00	04/21/2024
	04/21/2014	(2)(7)	444,444	—	$60.00	04/21/2024
	05/02/2014	(2)(8)	676,996	—	$12.81	05/02/2024
	05/21/2014	(9)					88,244	$2,020,788
John Krafcik	05/02/2014	(10)	126,388	740,278	$12.81	05/02/2024
	05/15/2014	(11)	—	—	—	—	44,887	$1,027,912
	05/21/2014	(12)	—	—	—	—	16,666	$381,651
	09/08/2014	(1)	1,449	—	$23.47	09/08/2024
John Stephenson	05/02/2014	(13)	126,388	740,278	$12.81	05/02/2024
	05/02/2014	(14)	—	100,000	$12.81	05/02/2024
	09/08/2014	(1)	5,795	—	$23.47	09/08/2014

(1)
Shares subject to the option are fully vested and exercisable.

(2)
The option is subject to an early exercise provision and is immediately exercisable.

(3)
One forty-eighth of the shares subject to the option vested on the one month anniversary of the grant date and one forty-eighth of the shares vest monthly thereafter, subject to continued service with us.

(4)
One forty-eighth of the shares subject to the option vested on March 15, 2012 and one forty-eighth of the shares vest monthly thereafter, subject to continued service with us.

(5)
One forty-eighth of the shares subject to the option vested on February 1, 2014 and one forty-eighth of the shares vest monthly thereafter, subject to continued service with us.

(6)
35,230 shares subject to the option vested on February 7, 2014 and one thirty-fifth of the remaining shares vest monthly thereafter, subject to continued service with us.

(7)
9,259 shares subject to the option vested on April 21, 2014 and one forty-eighth of the shares vest monthly thereafter beginning on April 28, 2014, subject to continued service with us.

(8)
Represents a performance-based award that has not been adjusted for actual 2014 achievement levels. Based on the achievement of 88.5% of 2014 performance targets, 77,854 shares were forfeited in the first quarter of 2015. One forty-eighth of the shares subject to the option vested on March 1, 2015 and one forty-eighth of the shares vest monthly thereafter, subject to continued service to us.

(9)
Represents a performance-based award that has not been adjusted for actual 2014 achievement levels. Based on the achievement of 88.5% of 2014 performance targets, 10,148 shares were forfeited due to the performance criteria not fully achieved in the first quarter of 2015. One-sixteenth of the shares vested on March 31, 2015 and one-sixteenth of the shares vest quarterly thereafter, subject to continued service to us.

(10)
One forty-eighth of the shares subject to the option vested on June 1, 2014 and one forty-eighth of the shares vest monthly thereafter, subject to continued service to us.

(11)
Represents a performance-based award that has not been adjusted for actual 2014 achievement levels. Based on the achievement of 88.5% of 2014 performance targets, 5,162 shares were forfeited in the first quarter of 2015. One forty-eighth of the shares vested on March 1, 2015 and one forty-eighth of the shares vest monthly thereafter, subject to continued service to us.

(12)
Represents a performance-based award that has not been adjusted for actual 2014 achievement levels. Based on the achievement of 88.5% of 2014 performance targets, 1,916 shares were forfeited in the first quarter of 2015. One-sixteenth of the shares vested on March 31, 2015 and one-sixteenth of the shares vest quarterly thereafter, subject to continued service to us.

(13)
One forty-eighth of the shares subject to the option vested on June 2, 2014 and one forty-eighth of the shares vest monthly thereafter, subject to continued service with us.

(14)
Represents a performance-based award that has not been adjusted for actual 2014 achievement levels. Based on the achievement of 88.5% of 2014 performance targets, 11,500 shares were forfeited in the first quarter of 2015. One forty-eighth of the shares subject to the option vested on March 1, 2015 and one forty-eighth of the shares vest monthly thereafter, subject to continued service to us.

401(k) Plan

        We maintain a tax-qualified retirement plan that provides eligible employees with an opportunity to save for retirement on a tax advantaged basis. All participants' interests in their salary deferrals are 100% vested when contributed. In 2014, we made discretionary matching contributions into the 401(k) plan of 100% of the first 3% of compensation contributed by the participant. Our matching contributions are fully vested after four years with 25% vesting annually. Employee and employer contributions are allocated to each participant's individual account and are then invested in selected investment alternatives according to the participants' directions. The 401(k) plan is intended to qualify under Sections 401(a) and 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan, and all contributions are deductible by us when made.

Equity Compensation Plan Information

  Securities Authorized for Issuance Under Equity Compensation Plans

        The following table sets forth information regarding our equity compensation plans as of December 31, 2014:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights		Weighted-average Exercise Price of Outstanding Options, Warrants, and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by stockholders(1)	26,417,873	(2)	$9.79	(3)	1,123,732	(4)
Equity compensation plans not approved by stockholders(5)	3,925,643		$10.82		—
Total	30,343,516		$9.92	(3)	1,123,732	(4)

(1)
The 2014 Plan contains an evergreen provision, pursuant to which the number of shares of common stock available for issuance under the 2014 Plan can be increased on the first day of each fiscal year beginning in 2015, equal to the least of (a) 10,000,000 shares, (b) 5% of the outstanding shares of common stock on the last day of our immediately preceding fiscal year, and (c) such other amount as our Board of Directors may determine.

(2)
Includes 827,997 shares of common stock subject to restricted stock units that entitle each holder to one share of common stock for each such unit that vests over the holder's period of continued service.

(3)
Weighted-average exercise price does not include shares issuable upon vesting of restricted stock units, which have no exercise price.

(4)
Does not include 3,990,588 shares that became available for issuance under the 2014 Plan on January 1, 2015 pursuant to the evergreen provision.

(5)
Represents warrants to purchase common stock issued to various third-party service providers. Of the total outstanding at December 31, 2014, warrants totaling 2,594,310 shares were exercisable.

CERTAIN RELATIONSHIPS AND RELATED PARTY AND OTHER TRANSACTIONS

        In addition to the director and executive officer compensation arrangements and indemnification arrangements discussed above under "Executive Officers, Directors and Corporate Governance" and "Executive Compensation," the following is a description of each transaction since January 1, 2014 and each currently proposed transaction in which:

  •
  we have been or are to be a participant;

  •
  the amount involved exceeded or exceeds $120,000; and

  •
  any of our directors, executive officers or holders of more than 5% of our capital stock, or any immediate family member of or person sharing the household with any of these individuals, had or will have a direct or indirect material interest.

Transactions with Directors and Their Affiliates

USAA

        Victor Pascucci, a former member of our Board of Directors, is the current Head of Corporate Development at USAA, our largest stockholder and most significant affinity group marketing partner. At December 31, 2014, USAA beneficially owned 17.9% of our common stock. We have entered into a series of commercial service and maintenance arrangements (collectively, the "Service and Maintenance Agreement") with USAA. Pursuant to these arrangements, we provide USAA with certain services, including an Internet-accessible mobile-enabled platform for automobile shopping, purchasing, insuring, financing and personal vehicle sales as such program is developed, modified and delivered for USAA members (the "USAA Auto Program"), and associated enablement, implementation, maintenance, project management and customization services. From time to time, we have provided marketing services to promote USAA membership, certain dealer incentive programs and loan subvention programs and have subsidized loan rate discount programs for USAA members who meet certain conditions. USAA markets the USAA Auto Program, related programs and our technology to its members and prospects, works with us to determine what USAA marketing and publicity is needed to further expand and grow the USAA Auto Program and promotes to its members certain dealer incentive programs. Under the Service and Maintenance Agreement, for the year ended December 31, 2014, we made cash payments to USAA of $11.2 million, and received cash payments from USAA of $1.1 million. Under the Service and Maintenance Agreement, for the year ended December 31, 2014, nearly 206,000 or 34%, of all units purchased from TrueCar Certified Dealers by TrueCar users were matched to users of the car-buying site we maintain for USAA. We believe that the Service and Maintenance Agreement is on terms no less favorable to us than we could have obtained from unaffiliated third parties.

        In connection with the transactions described in the Service and Maintenance Agreement, we have issued to USAA warrants to purchase shares of our common stock. In January 2012, we issued to USAA a warrant to purchase up to 1,042,666 shares of our common stock with an exercise price of $7.95 per share which was exercised in full on May 12, 2014. In May 2014, we issued to USAA a warrant to purchase up to 1,458,979 shares of our common stock consisting of 392,313 shares of common stock with an exercise price of $7.95 per share and 1,066,666 shares of common stock with an exercise price of $15.00 per share. The shares issuable upon exercise of such warrants are subject to certain performance-based vesting conditions. The vesting conditions are based on the number of cars sold by TrueCar Certified Dealers to our users originating from the USAA Auto Program. The warrant includes a multiplier provision whereby the vesting accelerates faster based on achievement of higher sales milestones within a given month.

Tiny Rebellion

        Lucas Donat was a founding partner of Tiny Rebellion and continues to serve as the Chief Executive Officer of Tiny Rebellion in a part-time capacity. We entered into a contract with Tiny Rebellion for the provision of advertising service in December 2012. That contract has not been materially amended since that date. Mr. Donat has served as our Chief Marketing Officer since October 2013. During the year ended December 31, 2014 we paid Tiny Rebellion $5.4 million for advertising services.

Indemnification of Officers and Directors

        Our amended and restated certificate of incorporation and Bylaws provide that we will indemnify our directors and officers, and may indemnify our employees and other agents, to the fullest extent permitted by Delaware law. Delaware law prohibits our amended and restated certificate of incorporation from limiting the liability of our directors for the following:

  •
  any breach of the director's duty of loyalty to us or to our stockholders;

  •
  acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

  •
  unlawful payment of dividends or unlawful stock repurchases or redemptions; and

  •
  any transaction from which the director derived an improper personal benefit.

        In addition to the indemnification required in our amended and restated certificate of incorporation and Bylaws, we have entered into an indemnification agreement with each member of our Board of Directors. These agreements provide for the indemnification of our directors, officers and some employees for certain expenses and liabilities incurred in connection with any action, suit, proceeding or alternative dispute resolution mechanism, or hearing, inquiry or investigation that may lead to the foregoing, to which they are a party, or are threatened to be made a party, by reason of the fact that they are or were a director, officer, employee, agent or fiduciary of our company, or any of our subsidiaries, by reason of any action or inaction by them while serving as an officer, director, agent or fiduciary, or by reason of the fact that they were serving at our request as a director, officer, employee, agent or fiduciary of another entity. In the case of an action or proceeding by or in the right of our company or any of our subsidiaries, no indemnification will be provided for any claim where a court determines that the indemnified party is prohibited from receiving indemnification. We believe that these charter and bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.

Policies and Procedures for Related Party Transactions

        Our audit committee has the primary responsibility for reviewing and approving or disapproving "related party transactions," which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. For purposes of this policy, a related person is defined as a director, executive officer, nominee for director, or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and their immediate family members. Our audit committee charter provides that the audit committee shall review and approve or disapprove any related party transactions.

Investors Rights Agreement

        In November 2013, in connection with our Series A Preferred Stock financing, we entered into an amended and restated investors' rights agreement with Vulcan Capital Growth Equity LLC and certain holders of our common stock, including entities affiliated with Anthem Ventures, United Services

Automobile Association, Capricorn Investment Group and Upfront Ventures, which each hold 5% or more of our capital stock and of which certain of our directors are affiliated. Such agreement provides, among other things, for certain rights relating to the registration of their shares, including the right to demand that we file a registration statement or request that their shares be covered by a registration statement that we are otherwise filing.

Registration Rights

        The holders of approximately 54,731,966 shares of our common stock, or their permitted transferees, are entitled to rights with respect to the registration of such shares under the Securities Act. These registration rights are contained in our Seventh Amended and Restated Investors' Rights Agreement, ("IRA"), dated as of November 22, 2013. We and certain holders of our common stock, including investors in our Series A Preferred Stock, are parties to the IRA. The registration rights set forth in the IRA will expire three years following the completion of our initial public offering, or, with respect to any particular stockholder, when such stockholder is able to sell all of its shares pursuant to Rule 144 of the Securities Act during any 90-day period. We will pay the registration expenses of the holders of the shares registered pursuant to the registrations described below. In an underwritten offering, the managing underwriter, if any, has the right, subject to specified conditions, to limit the number of shares such holders may include.

Demand Registration Rights

        The holders of approximately 54,731,966 shares of our common stock are entitled to certain demand registration rights so long as the request covers at least that number of shares with an anticipated offering price, net of underwriting discounts and commissions, of at least $7.5 million. The holders of at least 25% of these shares then outstanding can request that we register the offer and sale of all or any portion of their shares. We are not required to effect more than two demand registrations. If we determine that it would be detrimental to us to effect such a demand registration, we have the right to defer such registration, not more than once in any 12-month period, for a period of up to 90 days.

Piggyback Registration Rights

        If we propose to register the offer and sale of our common stock under the Securities Act, in connection with the public offering of such common stock, the holders of up to approximately 54,731,966 shares of our common stock will be entitled to certain "piggyback" registration rights allowing these holders to include their shares in such registration, subject to certain marketing and other limitations. As a result, whenever we propose to file a registration statement under the Securities Act, other than with respect to: (1) a demand registration or S-3 registration; (2) a registration relating to a company stock plan; (3) a registration relating to the offer and sale of debt securities; (4) a registration relating to a corporate reorganization or other transaction pursuant to Rule 145 of the Securities Act; and (5) a registration on any form that does not permit secondary sales, the holders of these shares are entitled to notice of the registration and have the right, subject to certain limitations, to include their shares in the registration.

Form S-3 Registration Rights

        The holders of up to approximately 54,731,966 shares of our common stock may make a written request that we register the offer and sale of their shares on a registration statement on Form S-3 if we are eligible to file a registration statement on Form S-3, so long as the request covers at least that number of shares with an anticipated offering price, net of underwriting discounts and commissions, of at least $1.0 million. These stockholders may make an unlimited number of requests for registration on Form S-3; however, we will not be required to effect a registration on Form S-3 if we have effected two such registrations within the 12-month period preceding the date of the request. Additionally, if we determine that it would be detrimental to us to effect such a registration, we have the right to defer such registration, not more than once in any 12-month period, for a period of up to 90 days.

 AUDIT COMMITTEE REPORT

        This Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other TrueCar filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate it by reference therein.

        The following is the report of the audit committee of our Board of Directors. The audit committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2014 with our management. In addition, the audit committee has discussed with PricewaterhouseCoopers LLP, our independent accountants, the matters required to be discussed by standards promulgated by the American Institute of Certified Public Accountants ("AICPA") and Public Company Accounting Oversight Board (the "PCAOB"), including PCAOB Auditing Standard No. 16 "Communications with Audit Committees." The audit committee also has received the written disclosures and the letter from PricewaterhouseCoopers LLP as required by the applicable requirements of the PCAOB regarding the independent accountant's communications with the audit committee concerning independence, and the audit committee has discussed with PricewaterhouseCoopers LLP the independence of PricewaterhouseCoopers LLP.

        Based on the audit committee's review of the matters noted above and its discussions with our independent accountants and our management, the audit committee recommended to the Board of Directors that the financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

Respectfully submitted by:

Robert Buce (Chair)
Christopher Claus
Thomas Gibson

 PROPOSAL ONE: ELECTION OF DIRECTORS

        Our Board of Directors consists of nine members. In accordance with our amended and restated certificate of incorporation, our Board of Directors is divided into three classes with staggered three-year terms. At the 2015 Annual Meeting, three directors will be elected for three-year terms.

Nominees

        Our nominating and corporate governance committee of the Board of Directors recommended, and our Board of Directors approved, Scott Painter, Todd Bradley and Ion Yadigaroglu as nominees for election to the Board of Directors at the Annual Meeting. If elected, each of Messrs. Painter, Bradley and Yadigaroglu will serve as directors until our annual meeting in 2018, and until a successor is qualified and elected or until his earlier resignation or removal. Each of the nominees is currently a director of the Company. Please see "Executive Officers, Directors and Corporate Governance" in this Proxy Statement for information concerning the nominees.

        Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR each of Scott Painter, Todd Bradley and Ion Yadigaroglu. If the nominees are unable or decline to serve as a director at the time of the Annual Meeting, the proxies will be voted for another nominee designated by the Board of Directors. We are not aware of any reason that a nominee would be unable or unwilling to serve as a director.

Vote Required

        Each director is elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of the vote.

        The Board of Directors unanimously recommends that stockholders vote "FOR" the election of each of Scott Painter, Todd Bradley and Ion Yadigaroglu as Class I directors to serve until the 2018 annual meeting of stockholders or until their successors are duly elected and qualified.

 PROPOSAL TWO: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

        The audit committee has appointed PricewaterhouseCoopers LLP as TrueCar's independent registered public accounting firm for the fiscal year ending December 31, 2015 and recommends that stockholders vote for ratification of such appointment. Notwithstanding its selection or voting results, the audit committee, in its discretion, may appoint new independent registered public accountants at any time during the year if the audit committee believes that such a change would be in the best interests of TrueCar and its stockholders. If our stockholders do not ratify the appointment, the audit committee may reconsider whether it should appoint another independent registered public accounting firm.

        PricewaterhouseCoopers LLP served as TrueCar's independent registered public accounting firm for the 2013 and 2014 fiscal years. We expect that representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting to respond to appropriate questions and to make a statement if they so desire.

Principal Accounting Fees and Services

        The following table sets forth all fees accrued or paid to PricewaterhouseCoopers LLP for the years ended December 31, 2013 and 2014:

	Fiscal Year
	2013	2014
Audit Fees	$2,391,170	$1,996,200
Audit-Related Fees	—	—
Tax Fees	97,343	196,392
All Other Fees	1,800	2,090
Total	$2,490,313	$2,194,682

        Audit Fees cover professional services provided by PwC in connection with the audit of the Company's annual financial statements and quarterly reviews of financial statements included in the Company's quarterly reports on Form 10-Q and professional services rendered in connection with our Form S-1 related to our initial public offering and follow-on offering, comfort letters, consents, and reviews of other documents filed with the SEC.

        There were no fees billed by PwC for professional services provided under "Audit-Related Fees".

        Tax Fees cover tax services provided by PwC including detailed tax studies (382 studies), tax planning projects and tax compliance services.

        All Other Fees cover license fees for accounting research software.

        Pre-approval Policy.    Under our audit committee's policy governing our use of the services of our independent registered public accountants, the audit committee is required to pre-approve all audit and non-audit services performed by our independent registered public accountants in order to ensure that the provision of such services does not impair the public accountants' independence. In fiscal years 2013 and 2014, all fees identified above under the captions "Audit Fees," "Audit-Related Fees," "Tax Fees," and "All Other Fees" that were billed by PricewaterhouseCoopers LLP were approved by the audit committee in accordance with SEC requirements.

        The audit committee has determined that the rendering of other professional services for tax compliance and tax advice by PricewaterhouseCoopers LLP is compatible with maintaining their independence.

Vote Required

        The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote on the matter is necessary to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2015. Abstentions are treated as shares of common stock present in person or represented by proxy and entitled to vote and, therefore, will have the effect of a vote "against" the ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm. Broker non-votes will have no effect on the outcome of the vote.

        The Board of Directors, as recommended by the audit committee, recommends that stockholders vote "FOR" the ratification of the selection of PricewaterhouseCoopers LLP as TrueCar's independent registered public accounting firm for the fiscal year ending December 31, 2015.

        The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented or otherwise allowed to be considered at the Annual Meeting, the persons named in the enclosed proxy will have discretion to vote shares they represent in accordance with their own judgment on such matters.

        It is important that your shares be represented at the meeting, regardless of the number of shares that you hold. You are, therefore, urged to submit your proxy or voting instructions at your earliest convenience.

BY ORDER OF THE BOARD OF DIRECTORS

Santa Monica, California

April 9, 2015

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. TRUECAR, INC. M88277-P59883 TRUECAR, INC. 120 BROADWAY SUITE 200 SANTA MONICA, CA 90401 To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. For All Withhold All For All Except ! ! ! VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/TRUE2015 You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ! ! ! ! ! Please indicate whether you plan to attend this meeting. 2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accountants for the fiscal year ending December 31, 2015. NOTE: In their discretion the proxies are authorized to vote upon such other business that may properly come before the meeting or at any adjournment or postponement thereof. 01) Scott Painter 02) Todd Bradley 03) Ion Yadigaroglu 1. Election of Directors Nominees: The Board of Directors unanimously recommends you vote FOR the following: The Board of Directors unanimously recommends you vote FOR the following proposal: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. For Against Abstain Yes No

TRUECAR, INC. Annual Meeting of Stockholders May 21, 2015 9:30 AM This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Scott Painter, Michael Guthrie and Troy Foster, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of TRUECAR, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:30 AM, PDT on May 21, 2015, at the Offices of Bryan Cave LLP, 120 Broadway, Suite 300, Santa Monica, California 90401, and live via the Internet at www.virtualshareholdermeeting.com/TRUE2015 and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. M88278-P59883